UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                       Investment Company Act file number 811-3790

                          The Quantitative Group of Funds
               (Exact name of registrant as specified in charter)


                       55 Old Bedford Road, Lincoln, MA 01773
              (Address of principal executive offices) (ZIP code)


            Elizabeth A. Watson, Quantitative Investment Advisors, Inc.
                       55 Old Bedford Road, Lincoln, MA 01773
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (781) 676-5900


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2004 through March 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.





                               Q U A N T F U N D S
                                  [LOGO] ANNUAL
                                     REPORT

MARCH 31, 2005

                                                  U.S. EQUITY FUNDS
                                                    Quant Small Cap Fund
                                                    Quant Growth and Income Fund

                                                  INTERNATIONAL EQUITY FUNDS
                                                    Quant Emerging Markets Fund
                                                    Quant Foreign Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter ..................................................  1
Useful Information About Your Fund Report ...........................  2
Portfolio Manager Commentaries
     Quant Small Cap Fund ...........................................  3
     Quant Growth and Income Fund ...................................  5
     Quant Emerging Markets Fund ....................................  7
     Quant Foreign Value Fund .......................................  9
Schedules of Investments
     Quant Small Cap Fund ........................................... 11
     Quant Growth and Income Fund ................................... 13
     Quant Emerging Markets Fund .................................... 15
     Quant Foreign Value Fund ....................................... 17
Statement of Assets and Liabilities ................................. 19
Statement of Operations ............................................. 20
Statement of Changes in Net Assets .................................. 21
Financial Highlights ................................................ 23
Notes to Financial Statements ....................................... 27
Report of Independent Registered Public Accounting Firm ............. 33
Trustees and Officers ............................................... 34
Service Providers ................................................... back cover

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the Securities and Exchange (SEC) web site at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting guidelines.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a find's portfolio holdings, view the most recent quarterly holdings report, semiannual report or annual report on the Quant Funds' web site at www.quantfunds.com.

This report must be preceded or accompanied by a current Quant Funds prospectus. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds' investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, call (800) 326-2151 or visit www.quantfunds.com.

NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

Q U A N T   F U N D S
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

     We are pleased to provide you with the Annual Report of the Quant Funds for the twelve-month period ended March 31, 2005. This report is to update you on recent market conditions and the performance of the Quant Funds.

     Market performance was generally positive for the year ended March 31, 2005. The U.S. market, as represented by the S&P 500 Index, was up 6.69%, while small cap securities, as represented by the Russell 2000 Index, slightly trailed the broader market at +5.41%. International markets outperformed the U.S. market by a substantial margin as measured by both the MSCI EAFE Index, representative of established markets, at +15.49% and the MSCI Emerging Markets Index, representative of emerging markets, at +17.02%. Domestic and international markets continued to react to concerns about the prospects of inflation and continuing economic growth in the U.S. market, high energy prices and political tensions. Such concerns have been offset to a large degree by positive factors including increased demand overseas, particularly in China, for commodities such as lumber, gold, copper and other materials. Looking ahead, the portfolio managers for each of the Quant Funds are generally optimistic about the prospects for good investment opportunities during the coming year. We invite you to review the Investment Commentary for your Fund for more information.

     We always welcome your comments and feedback. Please feel free to email us at feedback@quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.Welook forward to sharing another promising year with you and thank you for your continued confidence in Quant Funds.

Sincerely,

/s/ WILLARD UMPHREY

Willard Umphrey
Chief Executive Officer

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Funds' current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

55 Old Bedford Road, Lincoln, MA 01773 o voice 800-326-2151 o fax 781-259-1166 o www.QuantFunds.com o Distributed by U.S. Boston Capital Corp. o Member NASD, SIPC

U S E F U L I N F O R M A T I O N A B O U T Y O U R F U N D R E P O R T

--------------------------------------------------------------------------------
                   PORTFOLIO MANAGER INVESTMENT COMMENTARIES
--------------------------------------------------------------------------------
The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand your fund's characteristics and how your fund's performance tracks that of a comparable index.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are a reflection of their views at the time this report was compiled on March 31, 2005. As economic, political, social and other changes occur, so could a manager's opinions. A manager's opinions are unique to that manager and are not necessarily the opinions of Quantitative Advisors or the subadvisor or their employees.

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

We believe it's important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns.

The following is important information about each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary in this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example
--------------------------------------------------------------------------------

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including deferred sales charges (on Ordinary Shares when redeemed) or redemption fees (on Institutional Shares redeemed within 60 days of purchase), and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

Actual Expenses and Returns
--------------------------------------------------------------------------------

The first half of the table in the example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number in the third line under the heading "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes
--------------------------------------------------------------------------------

The second half of the table in the example shows you hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund's 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs, such as deferred sales charges or redemption fees (where applicable). Thus, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds' prospectus for a complete description of these transactional costs.

Q U A N T   S M A L L   C A P   F U N D
--------------------------------------------------------------------------------
I N V E S T M E N T   P R O F I L E   All Data as of March 31, 2005

--------------------------------------------------------------------------------
                              INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

Comments from lead portfolio manager, Robert von Pentz, CFA.

The Quant Small Cap Fund turned in a good fiscal year from April 1, 2004 to March 31, 2005. The Fund's Ordinary Shares achieved a strong 9.76% return at net asset value compared to 5.41% for the Russell 2000. As usual it was not just a few stocks or one industry that accounted for our success. We remain well diversified over the spectrum of industries.

The market for small cap stocks was mixed, up in the low single digits, but our stock selection was strong last year, as the market rewarded stocks that were quantitatively attractive with solid market positions and punished stocks with poor fundamentals. For example, unlike 2003, where stocks without earnings dominated the list of winners, companies with negative earnings were down more than 20%. Similarly, the highest P/E stocks were sharply lower. Both of these trends played to our strategy of owning solid
--------------------------------------------------------------------------------
---------------------
FUND INFORMATION
---------------------
   Ticker Symbol                   USBNX (Ordinary)
                                   QBNAX (Institutional)
   Number of Companies             56
   Price to Book                   2.8
   Price to Earnings               19.9
   Assets Under Management         $90 million
--------------------------------------------------------------------------------
businesses with accelerating fundamentals at reasonable prices. The period also witnessed a reversal of the out performance of companies with low stock prices or micro capitalizations. From that standpoint, energy and commodities were the clear relative winners and strong international economies drove oil prices and commodity prices higher. The progressive tightening by the Federal Reserve was not kind to the interest sensitive sectors.

Over the year, our relative out performance was largely a result of superior stock selection as our sector emphases were a modest detractor.* Our selections in the consumer discretionary, health and information technology sectors were quite good, offset somewhat by under performance in the difficult to beat materials sector. From an absolute sector return standpoint, the Fund was led by the energy sector in general and two energy names in particular: Plains Exploration and Chesapeake Energy. The share prices of both benefited from the rising prices of oil and gas. Obviously, no one predicted that oil would stay above $45 dollars a barrel for such an extended period of time. We continue to find these names statistically cheap and believe that future multiple expansion could occur as investors realize the price of energy will stay higher than normal for longer than normal.

That said, energy is a relatively small sector in the Russell 2000 and therefore could not be pivotal to our success. We also chose wisely in the health care sector with two companies - Sierra Health and Ventiv Health - contributing strongly to performance. Sierra is an HMO based in Las Vegas which is benefiting from the fabulous growth of that local market and general industry conditions which allow pricing above the rate of medical cost trends. This has allowed for multiple earnings revisions over the last year as analysts are slow to catch up with the powerful fundamentals. Ventiv assists pharmaceutical companies in testing and marketing new drugs. As good research practices are increasingly important in getting new drugs through the Food and Drug Administration process, Ventiv helps companies make it through the clinical process and then markets the drugs to doctors. The company exceeded earnings estimates every quarter last year.

Sector shifts were modest and not noteworthy over the year as stock selection was most important. We remain significantly overweight in the consumer discretionary sector and modestly underweight in utilities and technology. We continue to be very excited about the future opportunities in small cap investing. Corrections are an inevitable part of investing but they lead to opportunities to build positions in exciting companies at discount prices. We continue to have no shortage of interesting ideas.

*Our top five contributors to the year's performance were Toll Brothers and Urban Outfitters in consumer discretionary, Chesapeake Energy in the energy sector, and Sierra Health and Ventiv in healthcare. On the downside, the biggest detractors were Coeur d'Alene Mines in materials, Doral Financial and E*Trade in financials, Bradley Pharmaceuticals in healthcare and 4 Kids Entertainment in consumer discretionary.

--------------------------------------------------------------------------------
The Fund's lead portfolio manager is Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC investment Management. The Fund is co-managed by Rhys Williams who joined Columbia Partners in 1997.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1Q05   1-Year   5-Year   10-Year     Since     Inception
                                                             Inception      Date
--------------------------------------------------------------------------------
Ordinary Shares        -2.18%   9.76%    1.69%    11.05%     13.96%      8/3/92
--------------------------------------------------------------------------------
Ordinary Shares        -3.15%   8.67%    1.48%    10.94%     13.87%
 (adjusted)(1)
--------------------------------------------------------------------------------
Institutional          -2.01%  10.37%    2.21%    11.61%     12.72%      1/6/93
  Shares(2)
--------------------------------------------------------------------------------
Russell 2000(3)        -5.34%   5.41%    4.01%    10.43%     11.09%
--------------------------------------------------------------------------------

1  Reflects deduction of a 1% deferred sales charge.
2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
3 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 9/30/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more valuable to adverse developments than those of larger companies.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Entertainment Properties Trust                                       4.5
Ventas, Inc.                                                         4.4
Crown Castle International Corporation                               4.0
Entercom Communications Corporation.                                 3.5
Waste Connections                                                    3.5
Toll Brothers, Inc.                                                  3.3
Ventiv Health, Inc.                                                  3.0
Sierra Health Services, Inc                                          3.0
Take-Two Interactive Software Inc.                                   2.9
RARE Hospitality International Inc.                                  2.7

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

Consumer Discretionary                                                     23.3%
Financials                                                                 20.3%
Industrials                                                                13.9%
Information Technology                                                     12.4%
Health Care                                                                 9.1%
Energy                                                                      8.0%
Materials                                                                   4.2%
Telecommunication Services                                                  4.0%
Consumer Staples                                                            1.0%
Cash and Other Assets (Net)                                                 3.8%

--------------------------------------------------------------------------------
               VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC)
                        ORDINARY SHARES VS. RUSSELL 2000
--------------------------------------------------------------------------------

                           [PLOT POINT TO BE PROVIDED]

--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Please refer to page 2 for an explanation of the information presented in the following Expense Example.

--------------------------------------------------------------------------------
                               Actual Performance      Hypothetical Performance
                                                     (5% return before expenses)
--------------------------------------------------------------------------------
                           Ordinary   Institutional   Ordinary     Institutional
                            Shares       Shares        Shares         Shares
--------------------------------------------------------------------------------
Beginning
Account
Value
(10/1/04)                 $1,000.00    $1,000.00     $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending
Account
Value
(3/31/05)                 $1,108.76    $1,111.97     $1,015.08       $1,017.63
--------------------------------------------------------------------------------
Expenses
Paid During
Period                      $10.39       $7.71         $9.93           $7.37
--------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.97% for Ordinary and 1.46% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

Q U A N T   G R O W T H   A N D   I N C O M E   F U N D
--------------------------------------------------------------------------------
I N V E S T M E N T   P R O F I L E   All Data as of March 31, 2005

--------------------------------------------------------------------------------
                              INVESTMENT COMMENTARY
--------------------------------------------------------------------------------
Comments from lead portfolio manager, Michael Caplan, CFA.

The Fund under performed the S&P 500 Index for the fiscal year ended March 31, 2005. Ordinary Shares rose 5.66% at net asset value for the fiscal year while the S&P 500 returned +6.69%, causing the Fund to lag the Index by approximately 1.03%.

The Fund's investment process incorporates perspectives on valuation, quality and sentiment. Overall, these factors offered mixed performance for the year. Price-to-earnings and price reversal (indicating if a stock has been "overbought" or "oversold") offered solid performance, however, cash flow and changes in net operating assets, a proxy for earnings quality, served as weak predictors of stock returns.

The Fund's sector and industry exposures relative to the benchmark are a function of our stock selection process. An overweight to energy added value over the past fiscal year as
--------------------------------------------------------------------------------
----------------------------
FUND INFORMATION
----------------------------
   Ticker Symbol                 USBOX (Ordinary)
                                 QIGIAX (Institutional)
   Number of Companies           57
   Price to Book                 2.7
   Price to Earnings             14.4
   Assets Under Management       $47 million
--------------------------------------------------------------------------------
this sector generated the highest gains, returning about +47%.

The Fund's fiscal year performance was primarily the result of our stock selection process. Energy, utility and consumer discretionary stocks served as the largest contributors to return. Unfortunately, these gains were counteracted by losses among technology and financial stocks. Overweights to Sanmina -SCI Corp. (-53%) and Tellabs Inc. (-15%), both high tech manufacturers, detracted from performance. Sanmina, which had strong cash flow available to support future growth and was less expensive than its peers, started its downward decline in the 2nd quarter, after missing their quarterly earnings forecasts. Tellabs' shares dropped sharply in January as a result of a 4th quarter profit loss.

Overweights to semiconductor stocks like Atmel Corp. and Altera Corp. also dampened returns. Atmel fell sharply in the 3rd quarter after Dramexchange.com said that prices of the most widely used computer memory chips may drop in the coming weeks because of weaker than expected demand. Similarly, Altera's stock price dropped sizably in December and January as orders shrank, resulting in the lowest profit growth in two years.

As oil prices reached new highs, the Fund benefited from overweight positions in a number of oil stocks. Such examples include Sunoco Inc. (+69%), Kerr-McGee Corp. (+57%) and Occidental Petroleum Corp. (+58%). The largest power producer in Texas, TXU Corp., was overweight for much of the past fiscal year when the stock returned +184% as investors rewarded the company as positive news flooded the wire. Some noteworthy news items on TXU Corp. included sizeable cuts to their operating costs, an offer to buy back $1.54 billion in equity-linked debt securities and convertible notes to reduce borrowing costs and avert an increase in shares outstanding, quadrupling its dividend and, for the most recent quarter, surpassing the average analyst earnings estimate by 20 cents per share.

The top contributor for the quarter was discount retailer Sears Holdings Corp. The Fund benefited from the merger between Sears, Roebuck & Co. and Kmart Holding Corp.

While the Fund's investment strategy remains consistent over time, during the 10/1/04 to 3/31/05 time period, we had increased positions among utilities, financial services and travel & leisure stocks. In addition, we decreased positions within insurance, manufacturing, computer hardware and transportation names. The sector and industry exposures relative to the benchmark are a function of bottom-up stock selection.

Looking ahead at the U.S. market, there is no denying that government and household debt burdens are a longer-term risk to U.S. prosperity, even as energy prices act as a near-term drag, but the markets may have played these hands too aggressively as of late. Corporate earnings remain strong, employment conditions still seem healthy, there is ample room for capital expenditures to expand further, and energy costs might even stabilize or retreat. Given the beating that technology shares have suffered already in 2005, any unexpected zip in incoming economic data could give them a respectable bounce and inspire some much-needed speculative fervor to return to the equity markets. In order for such refreshment to last into the summer, however, investors are likely to seek more convincing evidence that inflation is slowing and that steady hikes in short-term interest rates can at least pause before we reach 2006. Based on our stock analysis, attractive investment opportunities are being found within the utilities, medical providers & services, and computer software industries.

--------------------------------------------------------------------------------
The Fund's portfolio is managed by a team of analysts at SSgA Funds Management, Inc.

The lead portfolio manager is Michael Caplan, CFA.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1Q05   1-Year   5-Year   10-Year     Since     Inception
                                                             Inception      Date
--------------------------------------------------------------------------------
Ordinary Shares        -0.62%   5.66%   -9.13%    8.83%      11.18%      5/6/85
--------------------------------------------------------------------------------
Ordinary Shares        -1.61%   4.60%   -9.31%    8.72%      11.12%
 (adjusted)(1)
--------------------------------------------------------------------------------
Institutional          -0.44%   6.17%   -8.68%    9.37%       9.61%     3/25/91
  Shares(2)
--------------------------------------------------------------------------------
 S&P 2000(3)           -2.15%   6.69%   -3.16%   10.79%      12.35%       --
--------------------------------------------------------------------------------

1  Reflects deduction of a 1% deferred sales charge.
2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
3 The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 6/30/85.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Johnson & Johnson                                                    5.1
Bank of America Corporation                                          4.4
General Electric Company                                             4.1
Exxon Mobil Corporation.                                             4.1
Sears Holdings Corporation                                           4.1
UnitedHealth Group, Inc.                                             3.3
Oracle Corporation                                                   3.1
Sempra Energy                                                        2.9
Intel Corporation                                                    2.6
Staples, Inc.                                                        2.6

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

Information Technology                                                     19.8%
Financials                                                                 16.4%
Health Care                                                                13.0%
Consumer Discretionary                                                     13.1%
Energy                                                                     11.6%
Utilities                                                                   7.3%
Telecommunication Services                                                  5.3%
Industrials                                                                 4.8%
Materials                                                                   4.1%
Consumer Staples                                                            2.9%
Cash and Other Assets (Net)                                                 1.7%

--------------------------------------------------------------------------------
                VALUE OF $10,000 INVESTED IN QUANT GROWTH INCOME
                        (QGI) ORDINARY SHARES VS. S&P 500
--------------------------------------------------------------------------------

                           [PLOT POINT TO BE PROVIDED]

--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Actual Performance      Hypothetical Performance
                                                     (5% return before expenses)
--------------------------------------------------------------------------------
                           Ordinary   Institutional   Ordinary     Institutional
                            Shares       Shares        Shares         Shares
--------------------------------------------------------------------------------
Beginning
Account
Value
(10/1/04)                 $1,000.00    $1,000.00     $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending
Account
Value
(3/31/05)                 $1,086.00    $1,088.33     $1,016.19       $1,018.54
--------------------------------------------------------------------------------
Expenses
Paid During
Period                      $9.11        $6.67         $8.81           $6.45
--------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.75% for Ordinary and 1.28% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).


Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

Q U A N T   E M E R G I N G   M A R K E T S   F U N D
--------------------------------------------------------------------------------
I N V E S T M E N T   P R O F I L E   All Data as of March 31, 2005

--------------------------------------------------------------------------------
                              INVESTMENT COMMENTARY
--------------------------------------------------------------------------------
Comments from lead portfolio manager, David Nolan.

The Fund trailed the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM") for the fiscal year ended March 31, 2005. Ordinary Shares, which returned +15.89% at net asset value, lagged the MSCI EM, which returned +17.02%, by 1.13%.

Emerging markets, as represented by the MSCI EM Index, in general were very strong over the past twelve months with the exception of Taiwan, Malaysia and Russia The first quarter was negative for the index, but in the ensuing three quarters the Index rose 29.08% to end the fiscal year with a 17.02% return. The spread of country returns was over 200%. The Russian market lost 14.10% over the period, while Egypt returned a stunning 189.62%.

The Fund's portfolio strategy is designed to draw most of its value from the selection of individual stocks. Inherent in each stock
--------------------------------------------------------------------------------
------------------------
FUND INFORMATION
------------------------
   Ticker Symbol                 QFFOX (Ordinary)
                                 QEMAX (Institutional)
   Number of Companies           67
   Price to Book                 1.8
   Price to Earnings             9.7
   Assets Under Management       $63 million
--------------------------------------------------------------------------------
purchase is the assumption of country risk. As part of the strategy, we seek to minimize any unwanted country exposure. Over the past year we were successful in controlling this risk. An analysis of the sources of return for the portfolio reveals that return due to country selection was negligible.

We seek to identify the most attractive stocks from the MSCI EM Index by using quantitative models to screen the stocks in that index. The stocks that we purchase are generally under-valued and exhibit promising growth characteristics.

Over the year the Fund owned the securities of several South African firms that operate in the banking, materials and merchandising sectors that were significant contributors to the Fund's performance. All of these companies benefited from the strong economic growth in South Africa. Two Construction and Housing companies in Korea that the Fund owned benefited from strong domestic demand in the real estate market in Korea. They too contributed to the Fund's stock selection.

Stocks that detracted from the Fund's performance were from several countries but shared a common theme. Brazil, Russia, India and China all have host companies that operate in the Materials sector. This sector includes steel companies, chemical companies, manufacturers, and processors of non-ferrous metals. The Fund held several stocks that suffered over the year as demand for their products weakened. These stocks detracted most from the Fund's performance.

In the second half of the fiscal year (10/1/04-3/31/05), the Fund experienced net cash inflows and we continued to review opportunities on a daily basis and execute trades where it was appropriate. There were no significant changes to the portfolio over that time frame.

As we look ahead, we can see at least two global factors that will most likely significantly affect the emerging markets and the performance of the Fund. They are energy and the adjustment of the Chinese currency. We have seen a significant increase in the price of oil over the past six months. The price of oil has a two-sided impact on the emerging markets depending upon which countries we are looking at. Any oil-producing and exporting country would benefit from a rise in energy prices. Net importers of oil such as China, India and Korea have huge import needs and would therefore be hurt. Korea in particular would be hurt as they have virtually no production capacity in the country. There is a need for the exporters to use this opportunity to reconfigure their domestic fiscal position so as to shift to a smaller reliance on oil export revenues.

Any change in the value of the Chinese Renminbi would also have a large impact on several countries, either directly or indirectly, and this effect is not limited to the emerging markets. One concern is that any adjustment in the exchange rate will cause other adjustments. We believe that the U.S. is particularly vulnerable, and any negative impact on the U.S. would certainly be felt globally.

--------------------------------------------------------------------------------
The Fund's lead portfolio manager is David Nolan of PanAgora Asset Management, Inc.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1Q05   1-Year   5-Year   10-Year     Since     Inception
                                                             Inception      Date
--------------------------------------------------------------------------------
Ordinary Shares         0.71%   15.89%   9.79%    7.70%      4.38%      9/30/94
--------------------------------------------------------------------------------
Ordinary Shares        -0.30%   14.73%   9.56%    7.59%      4.28%
 (adjusted)(1)
--------------------------------------------------------------------------------
Institutional           0.84%   16.42%  10.06%     N/A       7.22%      4/02/96
  Shares(2)
--------------------------------------------------------------------------------
 MSCI 2000(3)           1.94%   17.02%   4.52%    4.88%      1.93%        --
--------------------------------------------------------------------------------

1  Reflects deduction of a 1% deferred sales charge.
2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
3 The Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/85.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Samsung Electronics Company Ltd.                                     6.6
Standard Bank Group Ltd.                                             2.7
Old Mutual PLC                                                       2.5
PetroChina Company Ltd.                                              2.4
Hon Hai Precision Industry Corporation Ltd.                          2.4
YTL Corporation Bhd                                                  2.3
MOL Hungarian Oil & Gas                                              2.2
China Mobile Ltd.                                                    2.1
Hyundai Motor Company Ltd.                                           2.1
Usinas Siderugica de Minas Gerais SA                                 2.1

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

--------------------------------------------------------------------------------
                               COUNTRY ALLOCATION
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
South Korea                                                         19.5
South Africa                                                        14.1
Taiwan                                                              13.7
Brazil                                                              10.5
China                                                                7.6
Mexico                                                               7.6
India                                                                6.6
Israel                                                               3.8
Malaysia                                                             3.8
Russia                                                               3.0
Hungary                                                              2.2
Turkey                                                               1.8
Thailand                                                             1.8
Philippines                                                          1.3
Poland                                                               0.8
Cash and Other Assets (Net)                                          1.9

--------------------------------------------------------------------------------
              VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS
                        (QEM) ORDINARY SHARES VS. MSCI EM
--------------------------------------------------------------------------------

                           [PLOT POINT TO BE PROVIDED]

--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Please refer to page 2 for an explanation of the information presented in the following Expense Example.

--------------------------------------------------------------------------------
                               Actual Performance      Hypothetical Performance
                                                     (5% return before expenses)
--------------------------------------------------------------------------------
                           Ordinary   Institutional   Ordinary     Institutional
                            Shares       Shares        Shares         Shares
--------------------------------------------------------------------------------
Beginning
Account
Value
(10/1/04)                 $1,000.00    $1,000.00     $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending
Account
Value
(3/31/05)                 $1,179.27    $1,182.60     $1,015.20       $1,017.70
--------------------------------------------------------------------------------
Expenses
Paid During
Period                      $10.61       $7.89         $9.81           $7.29
--------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.95% for Ordinary and 1.45% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).


Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

Q U A N T   F O R E I G N   V A L U E   F U N D
--------------------------------------------------------------------------------
I N V E S T M E N T   P R O F I L E   All Data as of March 31, 2005

--------------------------------------------------------------------------------
                              INVESTMENT COMMENTARY
--------------------------------------------------------------------------------
Comments from lead portfolio manager, Bernard R. Horn, Jr.

The Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, for the fiscal year ended March 31, 2005. Ordinary Shares rose 20.99% at net asset value compared with the MSCI EAFE Index which rose 15.49%. Among world equity markets, international equity markets outperformed U.S. markets over the period continuing recent trends.

The U.S. dollar depreciated against developed world currencies, effectively increasing returns of the Fund and international equity returns when expressed in U.S. dollars. The dollar depreciation partially explains the out performance of the MSCI EAFE Index over the MSCI USA Index. During the year ended March 31, 2005, the MSCI EAFE Index advanced 15.49%, while the MSCI USA Index rose 6.97%. The gain due to the decline
--------------------------------------------------------------------------------
-----------------------
FUND INFORMATION
-----------------------
   Ticker Symbol                   UFVOX (Ordinary)
                                   QFVIXX (Institutional)
   Number of Companies             51
   Price to Book                   1.9
   Price to Earnings               12.3
   Assets Under Management         $224 million
--------------------------------------------------------------------------------
of the dollar represented approximately 3.2% of this difference. Most international markets with the exception of Japan and Finland turned in positive performances, it is noteworthy that countries that produced and exported oil and basic materials performed better than countries that consumed such products. Equity markets in Norway, Australia and Canada advanced 47.14%, 26.92% and 23.80%, while the U.S. gained 6.97% and Japan declined -1.68%. On a recent research trip to the gas-rich country of Qatar, we felt economic activity there was noticeably more positive than the activity in the oil-consuming U.S.

The Fund's gains came from a variety of sectors and geographies. Material stocks turned in the best performance with the world's largest methanol producer, Methanex of Canada advancing 76% and diversified miner BHP Billiton from Australia rising 50%. Energy stocks followed with synthetic fuel manufacturer Sasol from South Africa gaining 56% and Italian oil major ENI rising 36%.

Norway's economy advanced, aided by higher oil prices and tight shipping capacity driving shipping rates up - the Fund's recent purchase of shipping entity Camillo Eitzen & Company rose 195%. Increasing demand for fertilizers worldwide also helped Norway-based Yara International ASA, a fertilizer company that gained 136%. German and British positions followed Norway in adding the most benefit to the quarter's results. German tire and electronic safety system maker Continental AG rose 99% and British homebuilder Crest Nicholson gained 48%.

Declines partially offsetting these gains included information technology and telecommunications stocks, namely, ASM Pacific Technology from Hong Kong that declined -49% and internet service provider E-access of Japan which fell -36%. Paper stocks also turned in negative performances with South African paper producer Sappi falling -16% and Swedish paper manufacturer SCA declining -5%. Generic drug maker Pliva from Croatia declined - 25%, British advertising group WPP fell -22% and flat panel display manufacturer Samsung SDI from South Korea declined -18%.

In the second half of the year ended March 31, 2005 the Fund experienced net cash inflows that were generally invested proportionately across existing positions. Changes among sector and country allocations over the last six month were largely a function of individual stock performance with the exception of the energy sector where one Norwegian position was sold.

Looking ahead, we are generally optimistic about the prospects for good investment opportunities. Our research process is currently identifying a substantial number of potentially good investments. Countries including Japan and Korea hold promise along with Nordic countries and sectors including energy, shipping, shipbuilding, and various industrial companies continue to look favorable under the manager's valuation criteria. Discussions with corporate management teams worldwide indicate business is progressing well in 2005 and the prospects for growth in corporate cash flow is quite favorable. Generally these conditions bode well for investment returns.

*MSCI USA Index is an unmanaged Morgan Stanley Capital International Index that is representative of the U.S. stock market.

--------------------------------------------------------------------------------
The Fund's lead portfolio manager is Bernard R. Horn, Jr., President of Polaris Capital Management, Inc.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1Q05   1-Year   5-Year   10-Year     Since     Inception
                                                             Inception      Date
--------------------------------------------------------------------------------
Ordinary Shares         3.04%   20.99%   12.96%    N/A       8.29%      5/15/98
--------------------------------------------------------------------------------
Ordinary Shares         2.01%   19.78%   12.73%    N/A       8.13%
 (adjusted)(1)
--------------------------------------------------------------------------------
Institutional           3.10%   21.35%   13.23%    N/A      12.33%     12/18/98
  Shares(2)
--------------------------------------------------------------------------------
 MSCI EAFE(3)          -0.10%   15.49%   -0.81%   5.73%      3.58%        --
--------------------------------------------------------------------------------

1  Reflects deduction of a 1% deferred sales charge.
2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
3 The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Continental AG                                                       3.1
Crest Nicholson PLC                                                  2.6
Methanex Corporation                                                 2.5
Yara International ASA                                               2.4
UPM-Kymmene OYJ                                                      2.4
DNB Holding ASA                                                      2.4
Christian Dior                                                       2.4
Lloyds TSB Group PLC                                                 2.4
Kansai Electric Power Company, Inc.                                  2.4
Impala Platinum                                                      2.4

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

--------------------------------------------------------------------------------
                               COUNTRY ALLOCATION
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
United Kingdom                                                      16.3
France                                                               9.8
Finland                                                              9.2
Japan                                                                9.1
Norway                                                               6.9
South Africa                                                         6.8
South Korea                                                          6.5
Sweden                                                               4.8
Ireland                                                              4.5
Spain                                                                4.2
Germany                                                              3.1
Canada                                                               2.9
Portugal                                                             2.3
Italy                                                                2.3
Australia                                                            2.3
Netherlands                                                          2.2
Croatia                                                              0.3
Hong Kong                                                            0.0
Cash and Other Assets (Net)                                          6.5

--------------------------------------------------------------------------------
                VALUE OF $10,000 INVESTED IN QUANT FOREIGN VALUE
                       (QFV) ORDINARY SHARES VS. MSCI EAFE
--------------------------------------------------------------------------------

                           [PLOT POINT TO BE PROVIDED]

--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Please refer to page 2 for an explanation of the information presented in the following Expense Example.

--------------------------------------------------------------------------------
                               Actual Performance      Hypothetical Performance
                                                     (5% return before expenses)
--------------------------------------------------------------------------------
                           Ordinary   Institutional   Ordinary     Institutional
                            Shares       Shares        Shares         Shares
--------------------------------------------------------------------------------
Beginning
Account
Value
(10/1/04)                 $1,000.00    $1,000.00     $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending
Account
Value
(3/31/05)                 $1,167.51    $1,168.63     $1,016.05       $1,017.27
--------------------------------------------------------------------------------
Expenses
Paid During
Period                     $9.63         $8.31         $8.95           $7.73
--------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.78% for Ordinary and 1.53% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).


Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT SMALL CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--96.2%

                                                       Shares           Value
AEROSPACE & DEFENSE--2.1%
  Engineered Support Systems, Inc.                     17,430       $   932,854
  EDO Corporation                                      31,730           953,486
                                                                    -----------
                                                                       1,886,340
                                                                    -----------
CHEMICALS--1.3%
  Airgas, Inc.                                         47,670         1,138,836
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES--8.8%
  Charles River Associates Inc. (a)                    21,315         1,051,895
  Imagistics International, Inc. (a)                   47,255         1,650,617
  Kforce Inc. (a)                                     181,830         1,998,312
  Waste Connections, Inc. (a)                          91,385         3,175,629
                                                                    -----------
                                                                       7,876,453
                                                                    -----------
COMMUNICATIONS EQUIPMENT--2.1%
  Comverse Technology, Inc. (a)                        74,685         1,883,556
                                                                    -----------
COMPUTERS & PERIPHERALS--2.0%
  ATI Technologies Inc. (a)                            73,420         1,267,229
  Pinnacle Systems, Inc. (a)                           96,315           538,401
                                                                    -----------
                                                                       1,805,630
                                                                    -----------
CONSTRUCTION MATERIAL--2.0%
  Florida Rock Industries, Inc.                        30,732         1,807,656
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES--5.4%
  Affiliated Managers Group, Inc. (a)                  15,832           982,059
  Cash America International, Inc.                    103,480         2,269,317
  Euronet Worldwide, Inc. (a)                          56,495         1,612,932
                                                                    -----------
                                                                       4,864,308
                                                                    -----------
ENERGY EQUIPMENT & SERVICES--3.3%
  Core Laboratories N.V. (a)                           84,845         2,177,971
  Grey Wolf, Inc. (a)                                 124,565           819,638
                                                                    -----------
                                                                       2,997,609
                                                                    -----------
FOOD PRODUCTS--1.0%
  United Natural Foods, Inc. (a)                       30,145           863,051
                                                                    -----------
FOOTWEAR--1.2%
  Brown Shoe Company, Inc.                             32,375         1,109,491
                                                                    -----------
HEALTH CARE EQUIPMENT & SERVICES--7.7%
  Schein (Henry), Inc. (a)                             42,450         1,521,408
  Sierra Health Services, Inc. (a)                     41,650         2,658,936
  Ventiv Health, Inc. (a)                             118,621         2,728,283
                                                                    -----------
                                                                       6,908,627
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE--7.7%
  International Speedway Corporation                   36,835         1,998,299
  Magna Entertainment Corporation                     128,085           786,442
  RARE Hospitality International, Inc. (a)             78,547         2,425,531
  Vail Resorts, Inc. (a)                               68,505         1,729,751
                                                                    -----------
                                                                       6,940,023
                                                                    -----------
HOUSEHOLD DURABLES--3.3%
  Toll Brothers, Inc. (a)                              37,485         2,955,692
                                                                    -----------
INSURANCE--3.6%
  Old Republic International Corporation               57,667         1,343,064
  RenaissanceRe Holdings Ltd.                           6,750           315,225
  Selective Insurance Group, Inc.                      33,005         1,525,821
                                                                    -----------
                                                                       3,184,110
                                                                    -----------
                                                       Shares           Value
MACHINERY--4.3%
  Actuant Corporation Class A (a)                      16,310       $   732,645
  Gardner Denver, Inc. (a)                             27,470         1,085,340
  TurboChef Technologies, Inc.                         58,032           864,096
  UNOVA, Inc. (a)                                      58,300         1,203,895
                                                                    -----------
                                                                       3,885,976
                                                                    -----------
MEDIA--6.0%
  Cumulus Media Inc. (a)                               32,660           465,405
  Entercom Communications Corporation (a)              89,640         3,184,013
  Playboy Enterprises, Inc. (a)                        79,125         1,020,712
  Regent Communications, Inc. (a)                     136,345           729,446
                                                                    -----------
                                                                       5,399,576
                                                                    -----------
METALS & MINING--0.9%
  Coeur d'Alene Mines Corporation (a)                 226,835           832,484
                                                                    -----------
OIL & GAS--4.7%
  Chesapeake Energy Corporation                       108,401         2,378,318
  Plains Exploration & Production
    Company (a)                                        52,610         1,836,089
                                                                    -----------
                                                                       4,214,407
                                                                    -----------
PHARMACEUTICALS & BIOTECHNOLOGY--1.4%
  MGI Pharma, Inc. (a)                                 50,355         1,272,471
                                                                    -----------
REAL ESTATE--11.3%
  American Campus Communities, Inc.                    42,800           898,800
  Bimini Mortgage Management, Inc.                     27,900           386,415
  Entertainment Properties Trust                       96,585         4,001,517
  FelCor Lodging Trust Inc. (a)                        68,410           850,336
  Ventas, Inc.                                        160,125         3,996,720
                                                                    -----------
                                                                      10,133,788
                                                                    -----------
RETAILING--5.1%
  Borders Group, Inc.                                  37,730         1,004,373
  Dress Barn, Inc. (a)                                 67,665         1,232,856
  Urban Outfitters, Inc. (a)                           48,535         2,328,224
                                                                    -----------
                                                                       4,565,453
                                                                    -----------
SEMICONDUCTOR EQUIPMENT--0.5%
  Integrated Circuit Systems, Inc. (a)                 25,380           485,266
                                                                    -----------
SOFTWARE & SERVICES--6.5%
  Ask Jeeves, Inc. (a)                                 10,920           306,634
  Henry (Jack) & Associates Inc.                       16,250           292,338
  Take-Two Interactive Software Inc. (a)               67,550         2,641,206
  Ulticom, Inc. (a)                                    97,690         1,087,290
  Verint Systems Inc. (a)                              41,945         1,465,558
                                                                    -----------
                                                                       5,793,026
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--4.0%
  Crown Castle International Corporation (a)          223,650         3,591,819
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $60,503,719)                                                 86,395,648
                                                                    -----------


--------------------------------------------------------------------------------
11

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT SMALL CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--3.7%
                                                                        Par Value          Value
  State Street Bank & Trust Repurchase
    Agreement 0.80%, 04/01/05,
    (Dated 3/31/05), Collateralized by
    $3,415,000 U.S. Treasury Bond
    4.25%, 11/15/14, Market Value
    $3,380,850, Repurchase Proceeds
    $3,314,073.64 (Cost $3,314,000)                                    $3,314,000      $ 3,314,000
                                                                                       -----------
TOTAL INVESTMENTS--99.9%
  (Cost $63,817,719) (b)                                                                89,709,648
OTHER ASSETS & LIABILITIES (NET)--0.1%                                                     105,576
                                                                                       -----------
NET ASSETS--100%                                                                       $89,815,224
                                                                                       ===========
(a)  Non-income producing security.
(b)  At March 31, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $63,775,640 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost                                                              $27,138,937
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                   (1,204,929)
                                                                                       -----------
    Net unrealized appreciation                                                        $25,934,008
                                                                                       ===========
The percentage of each investment category is calculated as a percentage of net assets.


   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

COMMON STOCK--98.3%
                                                 Shares           Value
AUTOMOBILES & COMPONENTS--2.3%
  American Axle & Manufacturing
    Holdings, Inc.                               21,900       $   536,550
  Ford Motor Company                             45,900           520,047
                                                              -----------
                                                                       1,056,597
                                                              -----------
BANKS--6.3%
  Bank of America Corporation                    46,900         2,068,290
  National City Corporation                      12,700           425,450
  Wachovia Corporation                            8,700           442,917
                                                              -----------
                                                                       2,936,657
                                                              -----------
COMMUNICATIONS EQUIPMENT--4.4%
  Cisco Systems, Inc. (a)                        49,800           890,922
  Motorola, Inc.                                 41,100           615,267
  Tellabs, Inc. (a)                              77,800           567,940
                                                              -----------
                                                                       2,074,129
                                                              -----------
COMPUTERS & PERIPHERALS--3.2%
  Dell Computer Corporation (a)                  15,800           607,036
  International Business Machines                 4,200           383,796
  Lexmark International, Inc. (a)                 6,500           519,805
                                                              -----------
                                                                       1,510,637
                                                              -----------
DIVERSIFIED FINANCIAL SERVICES--5.8%
  Capital One Financial Corporation              12,600           942,102
  CIT Group Inc.                                 18,600           706,800
  Citigroup Inc.                                  2,266           101,834
  Countrywide Financial Corporation              29,900           970,554
                                                              -----------
                                                                       2,721,290
                                                              -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.3%
  AT&T Corporation                               53,100           995,625
  CenturyTel, Inc.                                8,700           285,708
  Verizon Communications Inc.                    33,300         1,182,150
                                                              -----------
                                                                       2,463,483
                                                              -----------
ELECTRIC UTILITIES--4.4%
  Exelon Corporation                             24,900         1,142,661
  TXU Corporation                                11,500           915,745
                                                              -----------
                                                                       2,058,406
                                                              -----------
FOOD & STAPLES RETAILING--1.0%
  Supervalu Inc.                                 13,700           456,895
                                                              -----------
GAS UTILITIES--2.9%
  Sempra Energy                                  33,600         1,338,624
                                                              -----------
HEALTH CARE EQUIPMENT & SERVICES--7.7%
  UnitedHealth Group Inc.                        16,200         1,545,156
  Humana Inc. (a)                                36,300         1,159,422
  McKesson Corporation                           24,400           921,100
                                                              -----------
                                                                       3,625,678
                                                              -----------
HOTELS, RESTAURANTS & LEISURE--2.6%
  Darden Restaurants, Inc.                       21,400           656,552
  Hilton Hotels Corporation                       4,700           105,045
  McDonald's Corporation                         14,100           439,074
                                                              -----------
                                                                       1,200,671
                                                              -----------
HOUSEHOLD PRODUCTS--1.9%
  Procter & Gamble Company                       16,400           869,200
                                                              -----------
                                                 Shares           Value
INDUSTRIAL CONGLOMERATES--4.1%
  General Electric Company                       53,800       $ 1,940,028
                                                              -----------
INSURANCE--4.3%
  AFLAC Inc.                                     16,200           603,612
  American International Group, Inc.             11,900           659,379
  MetLife, Inc.                                  17,100           668,610
  Progressive Corporation                         1,000            91,760
                                                              -----------
                                                                       2,023,361
                                                              -----------
MEDIA--0.3%
  Disney (Walt) Company                           4,700           135,031
                                                              -----------
METALS & MINING--4.1%
  Phelps Dodge Corporation                        9,800           996,954
  United States Steel Corporation                18,000           915,300
                                                              -----------
                                                                       1,912,254
                                                              -----------
OIL & GAS--11.6%
  ChevronTexaco Corporation                      15,000           874,650
  Exxon Mobil Corporation                        32,200         1,919,120
  Kerr-McGee Corporation                         11,800           924,294
  Occidental Petroleum Corporation                7,500           533,775
  Sunoco, Inc.                                   11,500         1,190,480
                                                              -----------
                                                                       5,442,319
                                                              -----------
PHARMACEUTICALS & BIOTECHNOLOGY--5.3%
  Johnson & Johnson                              35,600         2,390,896
  Neurocrine Biosciences, Inc. (a)                2,700           102,762
                                                              -----------
                                                                       2,493,658
                                                              -----------
RETAILING--7.9%
  Circuit City Stores, Inc.                       8,300           133,215
  Sears Holdings Corporation (a)                 14,300         1,904,331
  Sherwin-Williams Company                       10,000           439,900
  Staples, Inc.                                  38,600         1,213,198
                                                              -----------
                                                                       3,690,644
                                                              -----------
SEMICONDUCTOR EQUIPMENT--4.1%
  Intel Corporation                              52,700         1,224,221
  QLogic Corporation (a)                         16,900           684,450
                                                              -----------
                                                                       1,908,671
                                                              -----------
SOFTWARE & SERVICES--8.1%
  BEA Systems, Inc. (a)                          13,700           109,189
  Oracle Corporation (a)                        115,400         1,440,192
  Symantec Corporation (a)                       33,800           720,954
  Synopsys, Inc. (a)                             54,700           990,070
  VeriSign, Inc. (a)                             19,300           553,910
                                                              -----------
                                                                       3,814,315
                                                              -----------
TRANSPORTATION--0.7%
  CNF Inc.                                          300            14,037
  Union Pacific Corporation                       4,800           334,560
                                                              -----------
                                                                         348,597
                                                              -----------
TOTAL COMMON STOCK
  (Cost $41,277,744) (b)                                       46,021,145
OTHER ASSETS & LIABILITIES (NET)--1.7%                            818,442
                                                              -----------
NET ASSETS--100%                                              $46,839,587
                                                              ===========


--------------------------------------------------------------------------------
13

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT GROWTH AND INCOME FUND--Continued
--------------------------------------------------------------------------------


(a)  Non-income producing security.
(b) At March 31, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $41,306,144 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                      $5,865,683
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                    (1,150,682)
                                                                         ----------
     Net unrealized appreciation                                         $4,715,001
                                                                         ==========
The percentage of each investment category is calculated as a percentage of net assets.


   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

COMMON STOCK--95.6%

                                                     Shares             Value
BRAZIL--8.0%
  Companhia Energetica de Minas Gerais (a)           23,615          $   538,894
  Companhia Siderurgica Nacional (a)                 46,245            1,114,505
  Gerdau SA (a)                                      70,439            1,162,244
  Petroleo Brasileiro SA (a)                         23,229              893,620
  Usinas Siderurgica de Minas Gerais SA (a)          60,900            1,312,608
                                                                     -----------
                                                                       5,021,871
                                                                     -----------
CHINA--7.6%
  Aluminium Corporation of China                    734,000              423,502
  China Mobile Ltd.                                 406,000            1,327,435
  Jiangxi Copper Company Ltd.                       883,000              469,846
  PetroChina Company Ltd.                         2,414,000            1,501,157
  Sinopec Shanghai Petrochemical                  2,549,000            1,045,844
                                                                     -----------
                                                                       4,767,784
                                                                     -----------
HUNGARY--2.2%
  MOL Hungarian Oil & Gas                            17,400            1,401,275
                                                                     -----------
INDIA--6.6%
  Infosys Technologies Ltd. (a)                      16,100            1,187,053
  ITC Ltd. (b)                                       22,500              678,375
  Mahanagar Telephone Nigam Ltd. (a)                 75,400              478,036
  Mahindra & Mahindra Ltd. (b)                       59,200              677,840
  State Bank of India (b)                            28,527            1,111,127
                                                                     -----------
                                                                       4,132,431
                                                                     -----------
ISRAEL--3.8%
  Bank Leumi Le Israel                              415,800            1,164,164
  Teva Pharmaceutical Industries Ltd. (a)            39,400            1,221,400
                                                                     -----------
                                                                       2,385,564
                                                                     -----------
MALAYSIA--3.8%
  Malaysia International Shipping
  Corporation Bhd                                   121,000              519,026
  Proton Holdings Bhd                               192,000              394,105
  YTL Corporation Bhd                               989,000            1,470,487
                                                                     -----------
                                                                       2,383,618
                                                                     -----------
MEXICO--7.6%
  Alfa SA                                           179,000              951,389
  America Movil SA                                  445,300            1,147,336
  Consorcio Ara SA (c)                              211,000              699,007
  Controladora Comercial Mexicana SA de CV          721,300              736,287
  Grupo Bimbo SA de CV                              217,600              582,460
  Telefonos De Mexico                               376,000              649,218
                                                                     -----------
                                                                       4,765,697
                                                                     -----------
PHILIPPINES--1.3%
  Philippine Long Distance
    Telephone Company                                33,100              836,866
                                                                     -----------
POLAND--0.8%
  KGHM Polska Miedz SA (c)                           50,000              487,836
                                                                     -----------
RUSSIA--3.0%
  LUKoil Holding (a)                                  3,000              406,500
  OAO Tatneft (a)                                    25,750              824,515
  Surgutneftegaz (a)                                 17,300              615,880
                                                                     -----------
                                                                       1,846,895
                                                                     -----------
                                                     Shares             Value
SOUTH AFRICA--14.1%
  African Bank Investments Ltd.                     395,000          $ 1,060,531
  Firstrand Ltd.                                    515,800            1,105,404
  Foschini Ltd.                                     193,300            1,104,793
  MTN Group Ltd.                                    123,000              870,096
  Old Mutual PLC                                    623,000            1,576,531
  Reunert Ltd.                                      126,790              723,641
  Standard Bank Group Ltd.                          164,897            1,666,997
  Tiger Brands Ltd.                                  48,100              764,805
                                                                     -----------
                                                                       8,872,798
                                                                     -----------
SOUTH KOREA--19.5%
  Daelim Industrial Company Ltd.                     21,110            1,118,383
  Hyundai Motor Company Ltd.                         24,390            1,320,975
  Korea Electric Power Corporation                   35,420              910,352
  LG Engineering & Construction
    Company Ltd.                                     17,120              472,043
  Posco                                               3,610              714,535
  Samsung Electronics Company Ltd.                    8,340            4,122,777
  Samsung SDI Company Ltd.                            5,200              535,106
  Shinhan Financial Group Ltd.                       46,070            1,233,977
  SK Corporation                                     19,250            1,137,371
  SK Telecom Company Ltd.                             4,090              688,715
                                                                     -----------
                                                                      12,254,234
                                                                     -----------
TAIWAN--13.7%
  Asustek Computer Inc.                             164,000              452,866
  China Steel Corporation                           676,161              754,366
  Chinatrust Financial Holding Company, Ltd.        529,000              596,901
  Delta Electronics Inc.                            645,000            1,046,134
  Formosa Chemical & Fiber Corp                     149,000              303,618
  Hon Hai Precision Industry Corporation Ltd.       332,549            1,477,714
  Mega Financial Holding Company                    971,000              625,636
  Synnex Technology International
    Corporation                                     319,330              488,533
  Taishin Financial                               1,338,918            1,198,422
  Taiwan Cellular Corporation                       352,000              357,519
  Wan Hai Lines Ltd.                              1,158,000            1,279,071
                                                                     -----------
                                                                       8,580,780
                                                                     -----------
THAILAND--1.8%
  PTT Public Company                                158,300              780,979
  Siam Cement Public Company                         52,500              354,294
                                                                     -----------
                                                                       1,135,273
                                                                     -----------
TURKEY--1.8%
  Turkiye Garanti Bankasi AS (c)                    303,501            1,151,056
                                                                     -----------
TOTAL COMMON STOCK
  (Cost $45,887,201)
                                                                      60,023,978
                                                                     -----------

PREFERRED STOCK--2.5%

BRAZIL--2.5%
  Braskem SA (a)                                     12,836              519,858
  Tele Centro Oeste Celular
    Participacoes SA (a) (c)                         58,800              582,709
  Sadia SA (a)                                       26,199              429,402
                                                                     -----------
                                                                       1,531,969
                                                                     -----------
TOTAL PREFERRED STOCK
  (Cost $1,132,527)                                                    1,531,969
                                                                     -----------


--------------------------------------------------------------------------------
15

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT EMERGING MARKETS FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--0.2%

                                                                      Par Value          Value
  State Street Bank & Trust Repurchase
    Agreement 0.80%, 04/01/05,
    (Dated 3/31/05), Collateralized by
    $135,000 U.S. Treasury Bond
    4.25%, 11/15/14, Market Value
    $133,650, Repurchase Proceeds
    $128,003 (Cost $128,000)                                           $128,000       $   128,000
                                                                                      -----------
TOTAL INVESTMENTS--98.3%
  (Cost $47,147,728) (d)                                                               61,683,947
OTHER ASSETS & LIABILITIES (NET)--1.7%                                                  1,079,325
                                                                                      -----------
NET ASSETS--100%                                                                      $62,763,272
                                                                                      ===========
(a)  ADR--American Depository Receipts (b) GDR--Global Depository Receipts (c)
     Non-income producing security.
(d)  At March 31, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $47,314,864 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost                                                             $15,175,429
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                    (806,346)
                                                                                      -----------
  Net unrealized appreciation                                                         $14,369,083
                                                                                      ===========
The percentage of each investment category is calculated as a percentage of net assets.


SECTOR ALLOCATIONS
(as a percentage of Total Common and Preferred Stock)
-----------------------------------------------------
Consumer Discretionary                           5.7%
Consumer Staples                                 5.2%
Energy                                          12.3%
Financial                                       20.3%
Health Care                                      2.0%
Industrial                                       8.1%
Information Technology                          16.3%
Material                                        14.1%
Telecommunication Services                      11.3%
Utilities                                        4.7%


   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

COMMON STOCK--92.1%
                                                Shares               Value
AUSTRALIA--2.3%
  BHP Billiton Ltd.                            219,000           $  3,024,179
  BHP Billiton PLC                             155,380              2,086,323
                                                                 ------------
                                                                       5,110,502
                                                                 ------------
CANADA--2.9%
  Methanex Corporation                         288,990              5,568,848
  Valkyries Petroleum Corporation (a)          338,900                910,532
                                                                 ------------
                                                                       6,479,380
                                                                 ------------
CROATIA--0.3%
  Pliva D D (b)                                 56,000                632,800
                                                                 ------------
FINLAND--9.2%
  KCI Konecranes OYJ                           122,120              5,045,319
  Kone Corporation OYJ-B (a)                    65,600              5,101,454
  UPM-Kymmene OYJ                              239,430              5,309,220
  Yit-Yhtyma OYJ                               181,700              5,145,927
                                                                 ------------
                                                                      20,601,920
                                                                 ------------
FRANCE--9.8%
  Christian Dior                                72,630              5,297,789
  Compagnie de Saint Gobain SA                  85,420              5,206,112
  Imerys SA                                     68,110              5,149,149
  Peugeot SA                                    82,840              5,265,862
  Renault SA                                    10,800                964,937
                                                                 ------------
                                                                      21,883,849
                                                                 ------------
GERMANY--3.1%
  Continental AG                                88,600              6,873,988
                                                                 ------------
HONG KONG--0.0%
  China Netcom Group
    Corporation Ltd. (a) (c)                     1,050                 29,390
                                                                 ------------
IRELAND--4.5%
  CRH PLC                                      188,279              4,948,935
  Greencore Group PLC                        1,244,512              5,212,639
                                                                 ------------
                                                                      10,161,574
                                                                 ------------
ITALY--2.3%
  ENI Spa                                       28,000                727,269
  ENI Spa (c)                                   33,800              4,399,408
  Parmalat Finanziaria Spa (a)                 333,001                 41,023
                                                                 ------------
                                                                       5,167,700
                                                                 ------------
JAPAN--9.1%
  eAccess Ltd.                                   5,510              4,676,242
  Kansai Electric Power Company Inc.           263,700              5,287,526
  Maruichi Steel Tube Ltd.                     249,000              5,248,216
  Tokyo Electric Power Company Inc.            216,900              5,259,408
                                                                 ------------
                                                                      20,471,392
                                                                 ------------
NETHERLANDS--2.2%
  ABN-AMRO Holdings NV                         200,890              4,986,046
                                                                 ------------
NORWAY--6.9%
  Camillo Eitzen & Company (a)                 389,470              4,663,944
  DNB Holding ASA                              520,200              5,307,327
  Yara International ASA                       359,700              5,455,152
                                                                 ------------
                                                                      15,426,423
                                                                 ------------
PORTUGAL--2.3%
  Portugal Telecom SGPS SA                     447,700              5,248,215
                                                                 ------------

                                                Shares              Value
SOUTH AFRICA--6.8%
  Impala Platinum Holdings Ltd.                 62,610           $  5,284,606
  Sappi Ltd.                                   391,180              4,804,847
  Sasol Ltd.                                   218,270              5,096,710
                                                                 ------------
                                                                      15,186,163
                                                                 ------------
SOUTH KOREA--5.1%
  Samsung Electronics Company Ltd.               2,110              1,043,053
  Samsung Electronics Company Ltd. (b) (d)       4,400              1,089,000
  Samsung SDI Company Ltd.                      42,670              4,390,955
  SK Telecom Company Ltd.                       29,160              4,910,251
                                                                 ------------
                                                                      11,433,259
                                                                 ------------
SPAIN--4.2%
  Banco Bilbao Vizcaya Argentaria              319,790              5,208,475
  Repsol YPF SA                                 60,800              1,609,961
  Repsol YPF SA (c)                            100,000              2,655,000
                                                                 ------------
                                                                       9,473,436
                                                                 ------------
SWEDEN--4.8%
  Autoliv Inc.                                  89,830              4,280,399
  Autoliv Inc.(e)                               26,900              1,284,932
  Svenska Cellulosa AB                         133,980              5,053,488
                                                                 ------------
                                                                      10,618,819
                                                                 ------------
UNITED KINGDOM--16.3%
  Barratt Developments PLC                     423,520              5,274,794
  Bellway PLC                                  314,840              5,232,261
  Crest Nicholson PLC                          685,330              5,775,569
  FKI PLC                                    2,383,760              4,783,087
  Lloyds TSB Group PLC                         585,909              5,289,016
  Persimmon PLC                                357,689              5,103,368
  Wimpey (George) PLC                          617,029              5,127,139
                                                                 ------------
                                                                      36,585,234
                                                                 ------------
TOTAL COMMON STOCK
  (Cost $157,357,928)                                             206,370,090
                                                                 ------------

PREFERRED STOCK--1.4%

SOUTH KOREA--1.4%
  Samsung Electronics Company Ltd.               9,500              3,119,892
                                                                 ------------
TOTAL PREFERRED STOCK
  (Cost $1,187,684)                                                 3,119,892
                                                                 ------------
SHORT TERM INVESTMENTS--5.7%

                                             Par Value              Value
United States--5.7%
  American Express Credit Corporation
    Commercial Paper, Yield of 2.58%,
    Maturing on 04/04/05
    (Cost $4,696,000)                       $4,696,000           $  4,696,000
  Prudential Funding Corporation
    Commercial Paper, Yield of 2.65%,
    Maturing on 04/01/05
    (Cost $8,039,000)                        8,039,000              8,039,000
                                                                 ------------
TOTAL SHORT TERM INVESTMENTS--5.7%
  (Cost $12,735,000) (b)                                           12,735,000
                                                                 ------------
TOTAL INVESTMENTS--99.2%
  (Cost $171,280,612) (f)                                         222,224,982
OTHER ASSETS & LIABILITIES (NET)--0.8%                              1,747,078
                                                                 ------------
NET ASSETS--100%                                                 $223,972,060
                                                                 ============


--------------------------------------------------------------------------------
17

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2005
QUANT FOREIGN VALUE FUND--Continued
--------------------------------------------------------------------------------

(a)  Non-income producing security. (b) GDR--Global Depository Receipts (c)
     ADR--American Depository Receipts
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(e)  SDR--Swedish Depository Receipts
(f) At March 31, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $171,280,612 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                    $52,792,577
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                   (1,848,207)
                                                                       -----------
     Net unrealized appreciation                                       $50,944,370
                                                                       ===========
The percentage of each investment category is calculated as a percentage of net assets.


SECTOR ALLOCATIONS
(as a percentage of Total Common and Preferred Stock)
-----------------------------------------------------
Consumer Discretionary                          24.1%
Consumer Staples                                 2.5%
Energy                                           7.4%
Financial                                        9.9%
Health Care                                      0.3%
Industrial                                      14.3%
Information Technology                           4.6%
Material                                        24.8%
Telecommunication Services                       7.1%
Utilities                                        5.0%


   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005
--------------------------------------------------------------------------------

                                                                                      Growth and        Emerging         Foreign
                                                                       Small Cap        Income           Markets          Value
Assets:
Investments at value (Note 2)                                        $ 86,395,648   $   46,021,145   $  61,555,947    $222,224,982
Repurchase Agreements                                                   3,314,000               --         128,000              --
Foreign currency at value (Cost $363,684 for Emerging Markets
 and $1,289,203 for Foreign Value) (Note 2)                                    --               --         373,526       1,293,159
Cash                                                                        1,672          764,204              --          20,380
Dividends, interest and foreign tax reclaims receivable                   148,085           55,314         325,365       1,083,184
Receivable for investments sold                                           111,838               --         902,502              --
Receivable for shares of beneficial interest sold                           3,300           76,800         113,831       1,409,048
Other assets                                                               13,863            7,527           7,238          22,387
                                                                     ------------   --------------   -------------    ------------
  Total assets                                                         89,988,406       46,924,990      63,406,409     226,053,140
                                                                     ------------   --------------   -------------    ------------
Liabilities:
Due to Custodian                                                               --               --         312,673              --
Payable for investments purchased                                              --               --              --       1,559,623
Payable for shares of beneficial interest repurchased                       1,500               --          75,000         113,850
Payable for compensation of Manager (Note 3)                               77,821           30,258          45,284         185,756
Payable for distribution fees (Note 3)                                     34,723           19,820          27,824          41,795
Payable to custodian                                                       12,185            7,593          31,926          41,078
Payable to transfer agent (Note 3)                                         18,138           12,546          12,851          60,524
Payable for foreign capital gain tax                                           --               --         111,806              --
Other accrued expenses                                                     28,815           15,186          25,773          78,454
                                                                     ------------   --------------   -------------    ------------
  Total liabilities                                                       173,182           85,403         643,137       2,081,080
                                                                     ------------   --------------   -------------    ------------
Net assets                                                           $ 89,815,224   $   46,839,587   $  62,763,272    $223,972,060
                                                                     ============   ==============   =============    ============
Net assets consist of:
Shares of beneficial interest                                        $ 61,183,128   $   52,301,504   $  45,971,302    $176,075,654
Undistributed net investment income                                            --           37,666         190,145         905,993
Accumulated net realized gain (loss) on investments and foreign
 denominated assets, liabilities and currency                           2,740,167      (10,242,984)      2,164,011      (3,947,630)
Unrealized appreciation (depreciation) of investments and foreign
 denominated assets, liabilities and currency                          25,891,929        4,743,401      14,437,814*     50,938,043
                                                                     ------------   --------------   -------------    ------------
                                                                     $ 89,815,224   $   46,839,587   $  62,763,272    $223,972,060
                                                                     ------------   --------------   -------------    ------------
Investments, at cost                                                 $ 63,817,719   $   41,277,744   $  47,147,728    $171,280,612
                                                                     ------------   --------------   -------------    ------------
Net assets
  Ordinary Shares                                                    $ 80,199,348   $   46,014,789   $  61,680,863    $202,655,173
  Institutional Shares                                               $  9,615,876   $      824,798   $   1,082,409    $ 21,316,887
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
  Ordinary Shares                                                       3,794,710        3,572,094       4,335,490      12,728,864
  Institutional Shares                                                    418,869           61,404          75,230       1,333,752
Net asset value and offering price per share**
  Ordinary Shares                                                    $      21.13   $        12.88   $       14.23    $      15.92
  Institutional Shares                                               $      22.96   $        13.43   $       14.39    $      15.98

 * Net of foreign capital gain tax of $111,806.
** A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. A redemption fee of 2% is withheld and paid to the Fund on redemptions of Institutional Shares made within 60 days of purchase.


   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
19

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Year Ended March 31, 2005
--------------------------------------------------------------------------------

                                                                                      Growth and     Emerging       Foreign
                                                                        Small Cap       Income       Markets         Value
Investment Income:
 Dividends*                                                            $  637,779    $  811,934    $1,399,724     $ 3,654,722
 Interest                                                                  16,204            --         8,280         159,318
                                                                       ----------    ----------    ----------     -----------
Total investment income                                                   653,983       811,934     1,408,004       3,814,040
                                                                       ----------    ----------    ----------     -----------
Expenses:
 Compensation of Manager (Note 3)                                         811,398       331,479       364,824       1,348,663
 Distribution fees, Ordinary Shares (Note 3)                              364,081       217,167       223,060         298,990
 Custodian fees                                                            45,850        39,035       112,479         135,440
 Transfer agent fees (Note 3):
  Ordinary Shares                                                         132,273        79,718        79,753         260,693
  Institutional Shares                                                     14,111         1,647         1,711          33,652
 Audit and legal                                                           54,325        29,736        29,873          86,411
 Registration fees                                                         27,711        15,049        15,662          45,803
 Insurance                                                                 28,334        15,570        15,447          44,717
 Compensation of Trustees (Note 3)                                         10,631         5,883         5,659          16,195
 Printing                                                                  16,089         8,870         8,654          25,097
 Miscellaneous (Note 3)                                                    58,480        33,046        33,990          94,939
                                                                       ----------    ----------    ----------     -----------
  Total expenses before waivers and/or reimbursements,
   and reductions                                                       1,563,283       777,200       891,112       2,390,600
  Waivers and/or reimbursements of expenses (Note 3)                           --            --            --              --
  Fees reduced by credits allowed by Custodian (Note 3)                      (285)       (2,932)           --          (2,627)
                                                                       ----------    ----------    ----------     -----------
Expenses, net                                                           1,562,998       774,268       891,112       2,387,973
                                                                       ----------    ----------    ----------     -----------
  Net investment income (loss)                                           (909,015)       37,666       516,892       1,426,067
                                                                       ----------    ----------    ----------     -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 and Foreign Translation:
 Net realized gain (loss) (Note 2) on:
  Investments**                                                         7,381,237       408,306     4,388,145       3,486,502
  Foreign denominated assets, liabilities and currency                         --            --       (74,562)        (94,740)
 Change in unrealized appreciation (depreciation) of:
  Investments                                                           1,308,280     2,099,385     1,602,653      21,867,931
  Foreign denominated assets, liabilities and currency                         --            --        19,201         (17,480)
                                                                       ----------    ----------    ----------     -----------
 Net realized and unrealized gain (loss)                                8,689,517     2,507,691     5,935,437      25,242,213
                                                                       ----------    ----------    ----------     -----------
 Net increase (decrease) in net assets resulting from operations       $7,780,502    $2,545,357    $6,452,329     $26,668,280
                                                                       ==========    ==========    ==========     ===========


 * Dividends are net of foreign withholding taxes of $460 for Small Cap, $153,137 for Emerging Markets and $413,486 for Foreign Value.
** Net realized gain (loss) on Investments is net of foreign capital gain tax of $76,518 for Emerging Markets.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   ___________Small Cap___________   _______Growth and Income_______
                                                                     Year ended       Year ended       Year ended       Year ended
                                                                   March 31, 2005   March 31, 2004   March 31, 2005   March 31, 2004
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                       $   (909,015)    $  (689,620)      $    37,666    $    (82,688)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities and currency                                     7,381,237       6,440,208           408,306        (989,329)
 Unrealized appreciation (depreciation) of investments and
  foreign denominated assets, liabilities and currency                 1,308,280      23,278,090         2,099,385      11,001,219
                                                                    ------------     -----------       -----------    ------------
 Net increase (decrease) in net assets resulting from operations       7,780,502      29,028,678         2,545,357       9,929,202
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                             --              --                --              --
  Institutional Shares                                                        --              --                --              --
 Net realized gains
  Ordinary Shares                                                     (2,672,535)             --                --              --
  Institutional Shares                                                  (271,599)             --                --              --
                                                                    ------------     -----------       -----------    ------------
                                                                      (2,944,134)             --                --              --
                                                                    ------------     -----------       -----------    ------------
Fund share transactions, net (Note 9)                                  7,038,605         906,907            84,079      (2,792,155)
Issued in connection with merger (Note 10)                                    --              --                --              --
                                                                    ------------     -----------       -----------    ------------
Increase (decrease) in net assets                                     11,874,973      29,935,585         2,629,436       7,137,047
Net assets beginning of year                                          77,940,251      48,004,666        44,210,151      37,073,104
                                                                    ------------     -----------       -----------    ------------
Net assets end of year*                                             $ 89,815,224     $77,940,251       $46,839,587    $ 44,210,151
                                                                    ============     ===========       ===========    ============
* Includes undistributed net investment income (loss) of            $         --     $        --       $    37,666    $         --


   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
21

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS--Continued
--------------------------------------------------------------------------------


                                                                   ________Emerging Markets_______   _________Foreign Value_________
                                                                     Year ended       Year ended       Year ended       Year ended
                                                                   March 31, 2005   March 31, 2004   March 31, 2005   March 31, 2004
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                       $    516,892     $    92,554      $  1,426,067    $  1,457,620
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities and currency                                     4,313,583       2,994,471         3,391,762       4,139,464
 Unrealized appreciation (depreciation) of investments and
  foreign denominated assets, liabilities and currency                 1,621,854      12,960,447        21,850,451      32,171,074
                                                                    ------------     -----------      ------------    ------------
 Net increase (decrease) in net assets resulting from operations       6,452,329      16,047,472        26,668,280      37,768,158
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                       (714,431)        (58,847)       (1,044,325)       (747,094)
  Institutional Shares                                                   (15,515)        (18,812)         (143,033)        (77,043)
 Net realized gains
  Ordinary Shares                                                     (1,027,906)             --        (2,276,970)             --
  Institutional Shares                                                   (19,106)             --          (260,594)             --
                                                                    ------------     -----------      ------------    ------------
                                                                      (1,776,958)        (77,659)       (3,724,922)       (824,137)
                                                                    ------------     -----------      ------------    ------------
Fund share transactions, net (Note 9)                                 15,745,173      14,884,353       100,728,832       1,658,245
Issued in connection with merger (Note 10)                                    --              --                --      31,367,851
                                                                    ------------     -----------      ------------    ------------
Increase (decrease) in net assets                                     20,420,544      30,854,166       123,672,190      69,970,117
Net assets beginning of year                                          42,342,728      11,488,562       100,299,870      30,329,753
                                                                    ------------     -----------      ------------    ------------
Net assets end of year*                                             $ 62,763,272     $42,342,728      $223,972,060    $100,299,870
                                                                    ============     ===========      ============    ============
* Includes undistributed net investment income (loss) of            $    190,145     $    28,897      $    905,993    $    761,216

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS FOR QUANT SMALL CAP FUND
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                 Ordinary Shares                               Institutional Shares
                                --------------------------------------------------- ------------------------------------------------
                                              Years Ended March 31,                            Years Ended March 31,
                                  2005      2004      2003      2002      2001       2005     2004      2003     2002      2001
Net Asset Value, Beginning of
 Period                         $ 19.93   $ 12.44   $ 18.71   $ 17.46   $ 24.82     $21.48   $13.34   $ 19.88   $18.46   $ 25.92
Income from Investment
 Operations:
 Net investment income (loss)
  (a)(b)(c)                       (0.24)    (0.19)    (0.12)    (0.22)    (0.22)     (0.14)   (0.11)    (0.05)   (0.14)    (0.10)
 Net realized and unrealized
  gain/(loss) on securities        2.18      7.68     (5.32)     1.48     (4.18)      2.36     8.25     (5.66)    1.57     (4.40)
                                -------   -------   -------   -------   -------     ------   ------   -------   ------   -------
Total from Investment
 Operations                        1.94      7.49     (5.44)     1.26     (4.40)      2.22     8.14     (5.71)    1.43     (4.50)
Less Distributions:
 Dividends from net investment
  income                             --        --        --        --        --         --       --        --       --        --
 Distributions from realized
  capital gains                   (0.74)       --     (0.83)    (0.01)    (2.96)(f)  (0.74)      --     (0.83)   (0.01)    (2.96)(f)
                                -------   -------   -------   -------   -------     ------   ------   -------   ------   -------
Total Distributions               (0.74)       --     (0.83)    (0.01)    (2.96)     (0.74)      --     (0.83)   (0.01)    (2.96)
Net Asset Value, End of Period  $ 21.13   $ 19.93   $ 12.44   $ 18.71   $ 17.46     $22.96   $21.48   $ 13.34   $19.88   $ 18.46
Total Return (d)                   9.76%    60.21%   (29.24)%    7.19%   (18.49)%    10.37%   61.02%   (28.87)%   7.72%   (18.07)%
Net Assets, End of
 Period (000's)                 $80,199   $69,851   $42,545   $65,153   $60,320     $9,616   $8,089   $ 5,459   $7,712   $ 8,257
Ratios and Supplemental Data:
Ratios of expenses to average
 net assets: (e)
 Excluding credits                 1.98%     2.00%     2.04%     1.97%     1.92%      1.48%    1.50%     1.54%    1.47%     1.42%
 Gross                             1.98%     2.00%     2.04%     1.97%     1.92%      1.48%    1.50%     1.54%    1.47%     1.42%
 Including custody credits         1.98%     2.00%     2.04%     1.96%     1.92%      1.48%    1.50%     1.54%    1.46%     1.42%
Ratio of net investment income
 (loss) to average net
 assets (c)                       (1.17)%   (1.13)%   (0.81)%   (1.18)%   (0.98)%    (0.65)%  (0.63)%   (0.31)%  (0.69)%   (0.44)%
Portfolio Turnover                   43%       67%       62%       93%       76%        43%      67%       62%      93%       76%

(a) Per share numbers have been calculated using the average shares method. (b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e) Ratios of expenses to average net assets shows:
    -- Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.
    -- Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.
    -- Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.
(f) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.35 per share.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
23

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS FOR QUANT GROWTH AND INCOME FUND
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                     Ordinary Shares                              Institutional Shares
                                     ------------------------------------------------  ---------------------------------------------
                                                  Years Ended March 31,                           Years Ended March 31,
                                       2005     2004      2003      2002      2001      2005     2004     2003     2002      2001
Net Asset Value, Beginning of Period $ 12.19  $  9.58   $ 12.87   $ 13.95   $ 25.88    $12.65   $ 9.90  $ 13.23   $14.25   $ 26.22
Income from Investment Operations:
 Net investment income (loss)
  (a)(b)(c)                            0.01     (0.02)    (0.06)    (0.12)    (0.22)     0.07    0.03     (0.01)   (0.05)    (0.12)
 Net realized and unrealized gain/
  (loss) on securities                 0.68      2.63     (3.23)    (0.48)    (8.34)     0.71    2.72     (3.32)   (0.49)    (8.48)
                                     -------  -------   -------   -------   -------    ------   ------  -------   ------   -------
Total from Investment Operations       0.69      2.61     (3.29)    (0.60)    (8.56)     0.78    2.75     (3.33)   (0.54)    (8.60)
Less Distributions:
 Dividends from net investment
  income                                  --       --        --        --        --         --      --       --       --        --
 Distributions from realized
  capital gains                           --       --        --     (0.48)    (3.37)        --      --       --    (0.48)    (3.37)
                                     -------  -------   -------   -------   -------    -------  ------  -------   ------   -------
Total Distributions                       --       --        --     (0.48)    (3.37)        --      --       --    (0.48)    (3.37)
Net Asset Value, End of Period       $ 12.88  $ 12.19   $  9.58   $ 12.87   $ 13.95    $ 13.43  $12.65  $  9.90   $13.23   $ 14.25
Total Return (d)                        5.66%   27.24%   (25.56)%   (4.44)%  (35.20)%     6.17%  27.78%  (25.17)%  (3.92)%  (34.89)%
Net Assets, End of Period (000's)    $46,015  $43,463   $36,484   $55,464   $60,587    $   825  $  747  $   590   $1,415   $ 1,517
Ratios and Supplemental Data:
Ratios of expenses to average
 net assets: (e)
 Excluding credits                      1.77%    1.81%     1.79%     1.72%     1.66%      1.27%   1.31%    1.29%    1.22%     1.16%
 Gross                                  1.77%    1.81%     1.79%     1.72%     1.66%      1.27%   1.31%    1.29%    1.22%     1.16%
 Including custody credits              1.76%    1.80%     1.76%     1.67%     1.64%      1.26%   1.30%    1.26%    1.17%     1.14%
Ratio of net investment income
 (loss) to average net
 assets (c)                             0.08%   (0.20)%   (0.61)%   (0.86)%   (1.05)%     0.54%   0.30%   (0.13)%  (0.36)%   (0.56)%
Portfolio Turnover                       160%     180%       36%       46%       64%       160%    180%      36%      46%       64%

(a) Per share numbers have been calculated using the average shares method. (b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e) Ratios of expenses to average net assets shows:
    -- Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.
    -- Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.
    -- Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS FOR QUANT EMERGING MARKETS FUND
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                      Ordinary Shares                              Institutional Shares
                                        ----------------------------------------------  --------------------------------------------
                                                   Years Ended March 31,                           Years Ended March 31,
                                          2005    2004      2003     2002      2001      2005     2004     2003     2002     2001
Net Asset Value, Beginning of Period    $ 12.71  $ 6.12   $  7.24   $ 6.57   $  9.39    $12.82  $  6.17  $  7.30   $ 6.62  $  9.48
Income from Investment Operations:
 Net investment income (loss) (a)(b)(c)   0.14     0.04      0.06     0.04      0.05      0.24     0.04     0.07     0.08     0.09
 Net realized and unrealized gain/
  (loss) on securities                    1.86     6.58     (1.14)    0.68     (2.87)     1.84     6.68    (1.13)    0.69    (2.91)
                                        -------  ------   -------   ------   -------    ------  -------  -------   ------  -------
Total from Investment Operations          2.00     6.62     (1.08)    0.72     (2.82)     2.08     6.72    (1.06)    0.77    (2.82)
Less Distributions:
 Dividends from net investment
  income                                 (0.20)   (0.03)    (0.04)   (0.05)       --     (0.23)   (0.07)   (0.07)   (0.09)   (0.04)
 Distributions from realized
  capital gains                          ( 0.28)      --       --        --       --     (0.28)      --       --       --       --
                                        -------  -------  -------   -------  -------    ------- -------  -------   ------  -------
Total Distributions                       (0.48)   (0.03)   (0.04)    (0.05)      --     (0.51)   (0.07)   (0.07)   (0.09)   (0.04)
Net Asset Value, End of Period          $ 14.23  $ 12.71  $  6.12   $  7.24  $  6.57    $14.39  $ 12.82  $  6.17   $ 7.30  $  6.62
Total Return (d)                          15.89%  108.18%  (14.97)%   11.11%  (30.03)%   16.42%  109.05%  (14.58)%  11.78%  (29.70)%
Net Assets, End of Period (000's)       $61,681  $39,977  $11,207   $10,931  $ 9,598    $1,082  $ 2,365  $   282   $2,037  $ 1,935
Ratios and Supplemental Data:
Ratios of expenses to average
 net assets: (e)
 Excluding credits                         1.96%    2.07%    2.30%     2.32%    2.30%     1.46%    1.57%    1.80%    1.82%    1.80%
 Gross                                     1.96%    2.07%    2.46%     2.32%    2.30%     1.46%    1.57%    1.96%    1.82%    1.80%
 Including custody credits                 1.96%    2.07%    2.29%     2.31%    2.30%     1.46%    1.57%    1.79%    1.81%    1.80%
Ratio of net investment income (loss)
 to average net assets (c)                 1.12%    0.39%    0.88%     0.67%    0.62%     1.84%    0.36%    1.22%    1.18%    1.10%
Portfolio Turnover                           53%      45%     150%       38%      42%       53%      45%     150%      38%      42%

(a) Per share numbers have been calculated using the average shares method. (b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e) Ratios of expenses to average net assets shows:
    -- Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.
    -- Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.
    -- Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
25

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS FOR QUANT FOREIGN VALUE FUND
                (For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                      Ordinary Shares                              Institutional Shares
                                      -----------------------------------------------  ---------------------------------------------
                                                   Years Ended March 31,                           Years Ended March 31,
                                         2005     2004     2003      2002     2001       2005     2004     2003      2002    2001
Net Asset Value, Beginning of
 Period                               $  13.50  $  7.80  $  9.67   $  8.66  $  9.05    $ 13.53  $  7.83  $  9.72   $  8.68  $ 9.06
Income from Investment Operations:
 Net investment income (loss)
 (a)(b)(c)                                0.15     0.22     0.10      0.06     0.10       0.17     0.30     0.12      0.09    0.14
 Net realized and unrealized
  gain/(loss) on securities               2.66     5.60    (1.91)     0.97    (0.49)      2.70     5.56    (1.92)     0.98   (0.52)
                                      --------  -------  -------   -------  -------    -------  -------  -------   -------  ------
Total from Investment
 Operations                               2.81     5.82    (1.81)     1.03    (0.39)      2.87     5.86    (1.80)     1.07   (0.38)
Less Distributions:
 Dividends from net investment
  income                                 (0.12)   (0.12)   (0.06)    (0.02)      --      (0.15)   (0.16)   (0.09)    (0.03)     --
 Distributions from realized
  capital gains                          (0.27)      --       --        --       --      (0.27)      --       --        --      --
                                      --------  -------  -------   -------  -------    -------  -------  -------   -------  ------
Total Distributions                      (0.39)   (0.12)   (0.06)    (0.02)      --      (0.42)   (0.16)   (0.09)    (0.03)     --
Net Asset Value, End of Period        $  15.92  $ 13.50  $  7.80   $  9.67  $  8.66    $ 15.98  $ 13.53  $  7.83   $  9.72  $ 8.68
Total Return (d)                         20.99%   74.77%  (18.80)%   11.93%   (4.30)%    21.35%   75.07%  (18.62)%   12.37%  (4.18)%
Net Assets, End of Period
 (000's)                              $202,655  $88,425  $29,468   $32,471  $14,410    $21,317  $11,875  $   862   $   809  $  616
Ratios and Supplemental Data:
Ratios of expenses to average
 net assets: (e)
 Excluding credits                        1.80%    1.81%    1.93%     1.93%    1.96%      1.55%    1.56%    1.68%     1.69%   1.71%
 Gross                                    1.80%    1.81%    1.93%     1.93%    1.97%      1.55%    1.56%    1.68%     1.69%   1.72%
 Including custody credits                1.80%    1.81%    1.93%     1.92%    1.96%      1.55%    1.56%    1.68%     1.68%   1.71%
Ratio of net investment income
 (loss) to average net
 assets (c)                                1.04%    1.90%    1.20%     0.74%    1.12%      1.22%    2.52%    1.40%     0.99%   1.53%
Portfolio Turnover                          10%      48%       7%        9%      45%        10%      48%       7%        9%     45%

(a) Per share numbers have been calculated using the average shares method. (b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e) Ratios of expenses to average net assets shows:
    -- Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.
    -- Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.
    -- Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has four series (each a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap Fund, Quant Growth and Income Fund, Quant Emerging Markets Fund, and Quant Foreign Value Fund.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller market capitalizations.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying dividends.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quant Foreign Value Fund ("Foreign Value") seeks longterm capital growth and income by investing in a portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the Funds' Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains

--------------------------------------------------------------------------------
27

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Fund for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own transfer agency fee.

3. Management Fee, Advisory Contracts and
Other Affiliate Transactions.

The Funds have entered into a management agreement (the "Management Agreement") with Quantitative Investment Advisors, Inc. (the "Manager") d/b/a Quantitative Advisors. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net assets of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of Small Cap, and Foreign Value; 0.75% of the average daily total net assets of the Growth and Income Fund; and 0.80% of the average daily total net assets of Emerging Markets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap and Growth and Income to the extent that the total expenses of any of these Funds individually exceed 2% of average net assets for any fiscal year. The Distribution Agreement calls for the distributor, U.S. Boston Capital Corporation (the "Distributor") to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Emerging Markets in order to reduce the total expenses of this Fund to no more than 2.25% of its average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2005, aggregate management fees were $2,856,364 and no fees were reduced or waived.

 The Manager has entered into advisory contracts with the following subadvisors
  (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap,), SSgA Funds Management, Inc. (Growth and Income), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap--0.50% of average daily total net assets; Emerging Markets--0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value--0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

Effective March 26, 2004, Columbia Partners, L.L.C., Management Inc. ("Columbia"), the subadvisor to the Small Cap Fund, had a change of ownership levels in the entities and other shareholders that own Columbia that resulted in a change of control of Columbia. While this change did not have a material impact on how the Small Cap Fund was managed, it may be deemed to have resulted in an assignment of the advisory contract for the Fund. The Fund received notification of this change shortly before a meeting of the Trustees held on September 30, 2004. After due consideration, the Trustees approved a new substantially similar contract on September 30, 2004. In connection with the approval of the new contract, the Board of Trustees required Columbia to return to the Fund its profits for the period from March 26, 2004 through September 30, 2004 and to pay expenses incurred in connection with the resolution of this matter. In total Columbia paid $ 26,910 to the Small Cap Fund.

The Funds have entered into a distribution agreement (the "Distribution Agreement") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average daily total net assets of Ordinary Shareholder accounts of Small Cap, Growth and Income and Emerging Markets and (ii) 0.25% of the average daily total net assets of Ordinary Shareholder accounts of Foreign Value open during the period the plan is in effect. Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2005, the aggregate distribution fees of the Funds were $1,103,298.

--------------------------------------------------------------------------------

QUANT FUNDS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS--Continued

A deferred sales charge of 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2005, such fees earned by the Distributor were $97,658.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net assets of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2005, the aggregate fees of the Funds were $603,558.

The Transfer Agent also provides the Funds with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Board of Trustees of the Funds under the provisions of the Transfer Agent Agreement. For the year ended March 31, 2005, aggregate transfer agent fees for these services were $127,972.

The By Laws of the Trust, as amended from time to time, permit the Board of Trustees of the Funds to approve reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the period ended March 31, 2005, the Trustees have approved reimbursements that amounted to $65,985.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

The Trustees receive an annual Trustee's fee of $5,000 except the audit committee members who receive an annual fee of $6,000. The fees are allocated to each Fund in proportion to its respective net assets.

4. Purchases and Sales.

During the year ended March 31, 2005, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Growth and Income, Emerging Markets and Foreign Value were $36,732,077, $70,548,696, $37,619,874, and $100,927,712, respectively. Sales of such securities for the Funds were $33,498,962, $71,183,923, $23,483,407, and
$12,263,614, respectively.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company ("ICI Mutual"). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.

                           5% or Greater Shareholders
                            ---------------------------
Fund                         Number     % of class Held
Small Cap Inst.                6             62%
Growth and Income Inst.        1             67%
Emerging Markets Ord.          2             27%
Emerging Markets Inst.         5             94%
Foreign Value Ord.             2             34%
Foreign Value Inst.            4             62%

7. Concentration of Risk.

Emerging Markets' relatively large investments in Latin American and Southeast Asian countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code ("IRC") applicable to regulated investment companies. Therefore no Federal income tax provision is required.


The tax components of capital shown in the following tables represent: (1) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the Portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

--------------------------------------------------------------------------------
29

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

The Funds had capital loss carryovers at March 31, 2005. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value's capital loss carryover was acquired during a merger and may be subject to annual limitations under applicable tax laws and therefore may expire unutilized. As of March 31, 2005 the capital loss carryovers were as follows:

                             Capital Loss       Capital Loss       Capital Loss       Capital Loss
                                Expires            Expires            Expires            Expires             Total
Portfolio                   March 31, 2010     March 31, 2011     March 31, 2012     March 31, 2013      Capital Loss
------------------------   ----------------   ----------------   ----------------   ----------------   ----------------
Small Cap Fund               $         --       $         --       $         --       $        --       $          --
Growth and Income Fund           (691,216)        (7,775,440)        (1,505,389)       ($ 242,539)        (10,214,584)
Emerging Markets Fund                  --                 --                 --                --                  --
Foreign Value Fund             (4,451,331)          (932,449)                --                --          (5,383,780)

In 2005, the Portfolios noted in the table incurred no "Post-October" losses during the period from November 1, 2004 through March 31, 2005.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts ("REITs"), mark to market on passive foreign investment companies ("PFICs") held and foreign capital gains taxes accrued. The net tax appreciation/depreciation in the table includes unrealized tax gain
(loss) on foreign currency and investments.

                            Undistributed     Undistributed       Accumulated        Post-         Net Tax
                               Ordinary         Long-Term           Capital         October     Appreciation/
Portfolio                       Income        Capital Gains         Losses         Deferral     Depreciation
------------------------   ---------------   ---------------   ----------------   ----------   --------------
Small Cap Fund                 $     --        $ 2,698,088      $          --        $ --       $25,934,008
Growth and Income Fund           37,666                 --        (10,214,584)         --         4,715,001
Emerging Markets Fund           355,994          2,165,298                 --          --        14,270,678
Foreign Value Fund              905,993          1,436,150         (5,383,780)         --        50,938,043

The tax composition of dividends was as follows:

                            Ordinary        Long-Term       Tax Return
Portfolio                    Income       Capital Gains     Of Capital
-----------------------   ------------   ---------------   -----------
Small Cap Fund             $       --       $2,944,134         $ --
Growth & Income Fund               --               --           --
Emerging Markets Fund         729,946        1,047,012           --
Foreign Value Fund          1,187,358        2,537,564           --

For the year ended March 31, 2005 Small Cap, incurred a net operating loss of $909,015. This net operating loss was reclassified to Shares of Beneficial Interest.

Capital loss carryovers in the amount of $1,746,158, $0, $726,971, and $1,395,926 were utilized by Small Cap, Growth and Income, Emerging Markets and Foreign Value, respectively during the fiscal year ending March 31, 2005.

Emerging Markets Fund and Foreign Value Fund have elected to pass through to shareholders foreign taxes under IRC section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

                                 Foreign Foreign
                                  Taxes Source
Portfolio                     Paid           Income
-----------------------   ------------   --------------
Emerging Markets Fund      $ 151,898      $ 1,548,235
Foreign Value Fund           288,380        2,776,297

--------------------------------------------------------------------------------

QUANT FUNDS
----------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS--Continued

9. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                                               Year Ended                          Year Ended
                                                             March 31, 2005                      March 31, 2004
                                                   ----------------------------------   ---------------------------------
                                                        Shares            Dollars           Shares           Dollars
Small Cap
Ordinary Shares:
Shares sold                                              308,273      $   6,374,901         252,564       $   4,267,980
Shares issued in reinvestment of distributions           122,995          2,589,041              --                  --
Shares redeemed                                         (142,235)        (2,926,560)       (167,765)         (2,773,720)
                                                        --------      -------------        --------       -------------
Net Change                                               289,033          6,037,382          84,799           1,494,260
                                                        ========      -------------        ========       -------------
Institutional Shares:
Shares sold                                               47,636          1,103,681          16,811             301,231
Shares issued in reinvestment of distributions            11,621            265,311              --                  --
Shares redeemed                                          (17,063)          (367,769)        (49,473)           (888,584)
                                                        --------      -------------        --------       -------------
Net Change                                                42,194          1,001,223         (32,662)           (587,353)
                                                        ========      -------------        ========       -------------
Total Net Change For Fund                                             $   7,038,605                       $     906,907
                                                                      =============                       =============
Growth and Income
Ordinary Shares:
Shares sold                                              320,554      $   3,900,774         239,973       $   2,692,932
Shares issued in reinvestment of distributions                --                 --              --                  --
Shares redeemed                                         (314,264)        (3,847,337)       (482,176)         (5,477,603)
                                                        --------      -------------        --------       -------------
Net Change                                                 6,290             53,437        (242,203)         (2,784,671)
                                                        ========      -------------        ========       -------------
Institutional Shares:
Shares sold                                                5,490             70,094           3,033              35,826
Shares issued in reinvestment of distributions                --                 --              --                  --
Shares redeemed                                           (3,139)           (39,452)         (3,558)            (43,310)
                                                        --------      -------------        --------       -------------
Net Change                                                 2,351             30,642            (525)             (7,484)
                                                        ========      -------------        ========       -------------
Total Net Change For Fund                                             $      84,079                       $  (2,792,155)
                                                                      =============                       =============
Emerging Markets
Ordinary Shares:
Shares sold                                            2,434,170      $  32,611,735       1,696,645       $  18,776,815
Shares issued in reinvestment of distributions           125,292          1,707,728           5,393              57,864
Shares redeemed                                       (1,369,860)       (17,256,119)       (386,665)         (4,433,853)
                                                      ----------      -------------       ---------       -------------
Net Change                                             1,189,602         17,063,344       1,315,373          14,400,826
                                                      ==========      -------------       =========       -------------
Institutional Shares:
Shares sold                                               19,168            253,003         707,815           6,072,769
Shares issued in reinvestment of distributions             2,516             34,621           1,740              18,812
Shares redeemed                                         (130,967)        (1,605,795)       (570,765)         (5,608,054)
                                                      ----------      -------------       ---------       -------------
Net Change                                              (109,283)        (1,318,171)        138,790             483,527
                                                      ==========      -------------       =========       -------------
Total Net Change For Fund                                             $  15,745,173                       $  14,884,353
                                                                      =============                       =============

--------------------------------------------------------------------------------
31

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued


                                                              Year Ended                           Year Ended
                                                            March 31, 2005                       March 31, 2004
                                                   ---------------------------------   ----------------------------------
                                                        Shares           Dollars            Shares            Dollars
Foreign Value
Ordinary Shares:
Shares sold                                         7,034,679        $105,743,205         876,002        $10,131,860
Shares issued in connection with acquisition               --                  --       2,926,596         25,358,259
Shares issued in reinvestment of distributions        211,300           3,156,824          58,966            711,128
Capital Contribution (Note 10)                             --             207,120              --                 --
Shares redeemed                                    (1,067,326)        (15,054,479)     (1,088,356)       (11,507,680)
                                                   ----------        ------------      ----------        -----------
Net Change                                          6,178,653          94,052,670       2,773,208         24,693,567
                                                   ==========        ------------      ==========        -----------
Institutional Shares:
Shares sold                                           782,873          11,460,462         451,170          5,653,044
Shares issued in connection with acquisition               --                  --         691,037          6,009,592
Shares issued in reinvestment of distributions         25,448             381,463           5,630             68,008
Capital Contribution (Note 10)                             --              37,075              --                 --
Shares redeemed                                      (352,208)         (5,202,838)       (380,277)        (3,398,115)
                                                   ----------        ------------      ----------        -----------
Net Change                                            456,113           6,676,162         767,560          8,332,529
                                                   ==========        ------------      ==========        -----------
Total Net Change For Fund                                            $100,728,832                        $33,026,096
                                                                     ============                        ===========



10. Merger

On May 2, 2003, the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust, were acquired by Foreign Value. The merger was pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization periods.

The merger was accomplished by a tax-free exchange of 2,926,596 Ordinary shares of Foreign Value for the 3,345,711 Class A,B,C and B(1) shares of SSR and 691,037 Institutional shares of Foreign Value for the 752,288 Class S shares of SSR, outstanding on May 2, 2003. The net assets of SSR and Foreign Value immediately before the merger were $31,367,851 and $33,802,582, respectively. SSR's unrealized depreciation of $329,247 was combined with that of Foreign Value. Immediately after the merger, the combined net assets were $65,170,433.

Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584. These acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended.

In 2004 it was discovered by State Street Research that due to systems limitations, redemption fees related to SSR were inappropriately accounted for before the merger. Therefore, the net assets of SSR at the date of the merger were understated. After discovery of the error, State Street Research made payments totaling $244,195 to Foreign Value.

--------------------------------------------------------------------------------
Federal Tax Information

(Unaudited)

Designation Requirements at March 31, 2005

                      Qualified Dividend Income Percentage
--------------------------------------------------------------------------------

Growth and Income Fund     100%
Emerging Markets Fund      100%
Foreign Value Fund         100%

--------------------------------------------------------------------------------

QUANT FUNDS
----------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Quantitative Group of Funds d/b/a Quant Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Quantitative Group of Funds d/b/a Quant Funds (hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2005

--------------------------------------------------------------------------------
33

                                                                     QUANT FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEES* AND OFFICERS:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.


                      Position(s) Held
                      With Company,
                      Term of Office
Name, Address         And Length of      Principal Occupation(s)
and (Age)             Time Served**      During Past Five Years**
----------------------------------------------------------------------------
Leon Okurowski        Vice President     Director and Vice President,
(62)                  and Treasurer      U.S. Boston Capital Corporation;
                                         Trustee, Quant Funds
----------------------------------------------------------------------------
Willard L. Umphrey    Trustee,           Director, U.S. Boston Capital
(63)                  President,         Corporation
                      Chairman
----------------------------------------------------------------------------
Elizabeth A. Watson   Clerk,             President and General Counsel
(50)                  Chief              (since 5/2004), U.S. Boston
                      Compliance         Capital Corporation; Vice
                      Officer            President and General Counsel
                      (since 5/2004)     (since 5/2004), Quantitative
                                         Investment Advisors, Inc.;
                                         Principal (2002-2004), Watson &
                                         Associates (law firm); Senior
                                         Counsel (1998-2002) and
                                         Director of Legal Product
                                         Management (1995-2002), Pioneer
                                         Investment Management USA Inc.
                                         (investment management firm)
----------------------------------------------------------------------------

                      Number of
                      Portfolios in
                      Fund Complex
Name, Address         Overseen by    Other Directorships
and (Age)             Director       Held by Director
----------------------------------------------------------------------------
Leon Okurowski        N/A            AB&T
(62)                                 Everest USB Canadian Storage, Inc.
                                     Quantitative Investment Advisors, Inc. U.S.
                                     Boston Corporation U.S. Boston Asset
                                     Management Corporation USB Corporation USB
                                     Everest Management LLC USB Everest Storage
                                     LLC USB Greenville-86, Inc. USB-85
                                     Restaurant Associates, Inc. USB Atlantic
                                     Associates, Inc. U.S. Boston Insurance
                                     Agency, Inc. U.S. Boston Capital
                                     Corporation
----------------------------------------------------------------------------
Willard L. Umphrey    4              AB&T
(63)                                 U.S. Boston Corporation
                                     U.S. Boston Asset Management Corporation
                                     Quantitative Investment Advisors, Inc. USB
                                     Corporation USB Greenville-86, Inc. USB-85
                                     Restaurant Associates, Inc. USB Atlantic
                                     Associates, Inc. U.S. Boston Insurance
                                     Agency, Inc. Pear Tree Royalty Company,
                                     Inc. U.S. Boston Capital Corporation
----------------------------------------------------------------------------
Elizabeth A. Watson   N/A            None
(50)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

QUANT FUNDS
----------------------------------------------------------------------------

NON-INTERESTED TRUSTEES:

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                      Position(s) Held                                          Number of
                      With Company,                                             Portfolios in
                      Term of Office                                            Fund Complex
Name, Address         And Length of      Principal Occupation(s)                Overseen by    Other Directorships
and (Age)             Time Served**      During Past Five Years**               Director       Held by Director
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Armstrong   Trustee            President, Alumni Career               4              None
(66) Services (consulting firm)
-----------------------------------------------------------------------------------------------------------------------------
John M. Bulbrook      Trustee            CEO and Treasurer, John M.             4              John M. Bulbrook Insurance
(62)                                     Bulbrook Insurance Agency, Inc.                        Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Edward E. Burrows     Trustee            Independent consulting actuary-        4              Former Director of Actuarial
(72)                                     employee benefit plans                                Services, Mintz, Levin, Cohn,
                                         Formerly Vice President of Actuarial                  Ferris, Glovsky and Popeo,
                                         Services, Mintz, Levin, Cohn, Ferris,                 PC (law firm/consulting).
                                         Glovsky and Popeo, PC (law firm/
                                         consulting)

                                         Formerly President, The Pentad
                                         Corporation (employee benefit
                                         consultants and actuaries).
-----------------------------------------------------------------------------------------------------------------------------
Joseph J. Caruso      Trustee            Principal, Bantam Group                4              Boston Micromachines
(62)                                                                                           MicroE Systems
                                                                                               TimeBlaster
                                                                                               American Fantasy Sports
                                                                                               PA Instruments
                                                                                               National Association of
                                                                                                Corporate Directors
                                                                                                (New England Chapter)
                                                                                               WEST (Women Entrepreneurs
                                                                                                in Science and Technology)
-----------------------------------------------------------------------------------------------------------------------------
Clinton S. Marshall   Trustee            Owner, Coastal CFO Solutions,          4              None
(48)                  (since 2003)       CFO, Fore River Company,
                                         Finance Director, Northern York County
                                         Family YMCA, CFO and Board Member of
                                         Great Works Internet, CFO, Holographix,
                                         CFO, EVibe.com, CFO, HealthWatch
                                         Technologies.
-----------------------------------------------------------------------------------------------------------------------------

Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Armstrong, Burrows and Marshall are members of the Funds'
Audit Committee.
The Fund's Statement of Additional Information ("SAI") includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds' web site at www.QuantFunds.com or call shareholder services at 1-800-326-2141.
 * Trustees have been determined to be "Interested Trustee" by virtue of, among other things affiliation with one or more of the trust, the Fund's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.
** Except as otherwise indicated, each individual has held the position (s) shown for at least the last five years.

--------------------------------------------------------------------------------
35

                                                                     QUANT FUNDS
   ----------------------------------------------------------------------------

SERVICE PROVIDERS

Manager            Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773
-----------------------------------------------------------------------------------------------------------------------------
Advisers           Columbia Partners, LLC, Investment Management, 1775 Pennsylvania Avenue, N.W.,
                   Washington, DC 20006
                   SSgA Funds Management, Inc., One International Place, Boston, MA 02110
                   Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110
                   PanAgora Asset Management, Inc., 260 Franklin Street, Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------------------
Distributor        U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773
-----------------------------------------------------------------------------------------------------------------------------
Custodian          State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105
-----------------------------------------------------------------------------------------------------------------------------
Transfer Agent     Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773
-----------------------------------------------------------------------------------------------------------------------------
Independent
Registered         PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105
Public
Accounting Firm
-----------------------------------------------------------------------------------------------------------------------------
Legal Counsel      Kirkpatrick & Lockhart, Nicholson, Graham LLP, 75 State Street, Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------
For Account        For Quant Funds information, contact your financial adviser or, if you receive account
Information        statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our web site, www.QuantFunds.com.
-----------------------------------------------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has amended its code of ethics during the period covered by this report as required to comply with amendments to the Investment Advisers Act of 1940 which were effective as of August 31, 2004. A copy of the code of ethics is filed as an exhibit.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
            See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2)  If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Clinton S. Marshall, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine filings of its Form N-1A, totaled approximately $90,300 in 2005 and approximately $93,600 in 2004.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for audit-related services provided to the Fund during the fiscal years ended March 31, 2005 and 2004 totaled $51,000* and $14,700, respectively, for related services. These fees were paid for the annual audit of the Transfer Agent.

*Transfer Agent audit fees were $25,000; miscellaneous consulting service fees were $26,000.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, and tax advisory services totaled $18,840 in 2005 and $22,120 in 2004.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended March 31, 2005 and 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to Quantitative Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

$100% of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and Quantitative Investment Advisors,
Inc. relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fees for non-audit services provided to the Fund, including fees rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant, totaled $0 in 2005 and $0 in 2004.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to Quantitative Investment Advisors, Inc. that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert B. Armstrong, Edward E. Burrows and Clinton S. Marshall. Mr. Borrows joined the committee on October 24, 2004 after Mr. David
A. Umstead resigned as a Trustee.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:
    (1) State the name, title, and length of service of the person or persons Employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.
    (2) If a Portfolio Manager required to be identified in response to paragraph (a)(1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provide the following information:
    (i) The Portfolio Manager's name;
    (ii) The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
        (A) Registered investment companies; (B) Other pooled investment vehicles; and (C) Other accounts.
    (iii) For each of the categories in paragraph (a)(2)(ii) of this Item, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; and
    (iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the registrant's investments, on the one hand, and the investments of the other accounts included in response to paragraph (a)(2)(ii) of this Item, on the other. This description would include, for example, material conflicts between the investment strategy of the registrant and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager.
    (3) Describe the structure of, and the method used to determine, the Compensation of each Portfolio Manager required to be identified in response to Paragraph (a)(1) of this Item. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant's pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
    (4) For each Portfolio Manager required to be identified in response to Paragraph (a)(1) of this Item, state the dollar range of equity securities in the Registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Filed herewith.


                                   SIGNATURES

                           [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Quantitative Group of Funds


By (Signature and Title)* /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date  June 3, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date June 3, 2005


By (Signature and Title)* /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date June 3, 2005

* Print the name and title of each signing officer under his or her signature.